UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07946

EV Classic Senior Floating Rate Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders

Annual Report November 30, 2006

EV
CLASSIC
SENIOR
FLOATING-RATE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

EV Classic Senior Floating-Rate Fund as of November 30, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Past Year

•      EV Classic Senior Floating-Rate Fund (the “Fund”) had a total return of 5.76% during the year ended November 30, 2006.(1) This return resulted from a decrease in net asset value per share (NAV) to $9.36 on November 30, 2006, from $9.37 on November 30, 2005, and the reinvestment of all distributions.

•      The Fund distributed $0.536 in income dividends during the year ended November 30, 2006. Based on a $9.36 NAV on November 30, 2006, the Fund had a distribution rate of 6.30%.(2) The Fund’s SEC 30-day yield at November 30, 2006, was 6.30%.(3)

•      For comparison, the Fund’s benchmark – the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a total return of 6.57% for the year ended November 30, 2006.(4)

Investment Environment

•      The loan market enjoyed relatively stable fundamentals during the fiscal year, with default rates remaining low by historical standards. Technical factors came more into balance, as record new issuance from strong merger and acquisition activity met robust investor demand. Loan credit spreads stabilized during the fiscal year, after a period during which they had narrowed.

•      The Federal Reserve raised its Federal Funds rate – a key short-term interest rate benchmark – by 25 basis points (0.25%) on five occasions during the fiscal year ended November 30, 2006. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – rose in lockstep with those actions, increasing the Fund’s total return.

The Portfolio’s Investments

•      Senior Debt Portfolio’s investments included 485 borrowers at November 30, 2006, with an average loan size of 0.20% of total investments, and no industry constituting more than 8.0% of total investments. Chemicals/plastics, building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), health care, cable/satellite television and business equipment/services and were the Portfolio’s largest industry weightings.*

•      Senior Debt Portfolio had an 11.5% exposure in European loans at November 30, 2006. European loan issuance has grown significantly in 2006 and now represents a significant portion of the global loan market. European loans increased the Portfolio’s investment universe, presenting further opportunities for diversification. In addition, because European spreads were slightly wider than the U.S.market, European exposure provided selected opportunities for yield enhancement. All of the Portfolio’s foreign loans were either dollar-denominated or hedged to help protect against foreign currency risk.

*Holdings and industry weightings are subject to change due to active management.

(1) Total return at net asset value does not reflect applicable early withdrawal charge (EWC). If EWC was included, return would be lower. Absent a fee waiver by the investment adviser, the returns would be lower. (2) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. Yield will vary. (4) It is not possible to invest directly in an Index. The Index’s total return reflects changes in the value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EV C1assic Senior F1oating-Rate Fund as of November 30, 2006

PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and in the S&P/LSTA Leveraged Loan Index. The table includes the total return of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or the repurchase of Fund shares.

Performance(1) As of 11/30/06

Average Annual Total Returns (at net asset value)
One year	5.76%
Five years	4.53
Ten years	4.80

SEC Average Annual Total Returns (including applicable EWC)
One year	4.76%
Five years	4.53
Ten years	4.80

(1)   Average Annual Total Returns at net asset value do not include the applicable early withdrawal charge (EWC). If EWC was included, returns would be lower. SEC Average Annual Total Returns reflect 1% EWC within the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund Allocations(2)

(2)          Reflects the Fund’s investments in Senior Debt Portfolio as of November 30, 2006. Allocations are shown as a percentage of the Portfolio’s total investments. Fund Allocations may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in EV Classic Senior Floating-Rate Fund vs. the S&P/LSTA Leveraged Loan Index*

November 30, 1996 – November 30, 2006

* Sources: Standard & Poor’s; Thomson Financial Fund operations commenced on 2/24/95.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Industries(3)

Chemicals & Plastics	7.5%
Building & Development	7.1
Health Care	5.9
Cable & Satellite Television	5.8
Business Equip. & Services	5.7
Publishing	5.1
Leisure Goods/Activities/Movies	4.8
Radio & Television	4.3
Automotive	4.3
Lodging & Casinos	3.8
Telecommunications	3.6
Containers & Glass Products	3.5
Conglomerates	3.0
Retailers (Except Food & Drug)	2.9
Electronics/Electrical	2.8
Financial Intermediaries	2.5
Oil & Gas	2.2
Food Products	2.2
Utilities	2.1
Forest Products	2.1%
Nonferrous Metals/Minerals	2.0
Aerospace & Defense	1.7
Food Service	1.7
Home Furnishings	1.3
Food/Drug Retailers	1.3
Industrial Equipment	1.2
Equipment Leasing	1.2
Ecological Services & Equip.	1.1
Air Transport	1.0
Insurance	0.9
Beverage & Tobacco	0.8
Rail Industries	0.6
Clothing/Textiles	0.5
Surface Transport	0.5
Drugs	0.5
Cosmetics/Toiletries	0.3
Farming/Agriculture	0.2
Steel	0.1

(3)   Reflects the Fund’s investments in Senior Debt Portfolio as of November 30, 2006. Industries are shown as a percentage of the Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

EV Classic Senior Floating-Rate Fund as of November 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2006

Assets
Investment in Senior Debt Portfolio, at value (identified cost, $1,058,741,882)	$1,069,183,606
Receivable for Fund shares sold	672,207
Total assets	$1,069,855,813
Liabilities
Dividends payable	$1,740,242
Payable to affiliate for distribution and service fees	874,931
Payable to affiliate for Trustees' fees	580
Accrued expenses	229,908
Total liabilities	$2,845,661
Net Assets	$1,067,010,152
Sources of Net Assets
Paid-in capital	$1,354,135,995
Accumulated net realized loss from Portfolio	(298,795,799)
Accumulated undistributed net investment income	1,228,232
Net unrealized appreciation from Portfolio	10,441,724
Total	$1,067,010,152
Net Asset Value, Offering Price and Redemption Price Per Share
($1,067,010,152 ÷ 113,959,375 shares of beneficial interest outstanding)	$9.36

Statement of Operations

For the Year Ended
November 30, 2006

Investment Income
Interest allocated from Portfolio	$80,610,340
Expenses allocated from Portfolio	(5,868,971)
Net investment income from Portfolio	$74,741,369
Expenses
Trustees' fees and expenses	$3,408
Distribution and service fees	9,629,014
Transfer and dividend disbursing agent fees	740,695
Printing and postage	180,456
Legal and accounting services	58,594
Registration fees	37,623
Custodian fee	28,162
Miscellaneous	6,978
Total expenses	$10,684,930
Net investment income	$64,056,439
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$2,673,107
Swap contracts	127,768
Foreign currency and forward foreign currency exchange contract transactions	(7,632,502)
Net realized loss	$(4,831,627)
Change in unrealized appreciation (depreciation) — Investments	$6,634,586
Swap contracts	193,100
Foreign currency and forward foreign currency exchange contracts	(793,759)
Net change in unrealized appreciation (depreciation)	$6,033,927
Net realized and unrealized gain	$1,202,300
Net increase in net assets from operations	$65,258,739

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended November 30, 2006	Year Ended November 30, 2005
From operations — Net investment income	$64,056,439	$51,748,104
Net realized gain (loss) from investment transactions, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	(4,831,627)	424,114
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency, and forward foreign currency exchange contracts	6,033,927	341,641
Net increase in net assets from operations	$65,258,739	$52,513,859
Distributions to shareholders — From net investment income	$(64,617,162)	$(51,827,393)
Total distributions to shareholders	$(64,617,162)	$(51,827,393)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$59,869,085	$115,648,486
Net asset value of shares issued to shareholders in payment of distributions declared	43,270,055	35,074,193
Cost of shares redeemed	(263,715,179)	(258,376,319)
Net decrease in net assets from Fund share transactions	$(160,576,039)	$(107,653,640)
Net decrease in net assets	$(159,934,462)	$(106,967,174)
Net Assets
At beginning of year	$1,226,944,614	$1,333,911,788
At end of year	$1,067,010,152	$1,226,944,614
Accumulated undistributed net investment income included in net assets
At end of year	$1,228,232	$595,817

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended November 30,							Period Ended November 30,		Year Ended December 31,
	2006(1)		2005(1)		2004		2003	2002(2)		2001
Net asset value — Beginning of year	$9.370		$9.360		$9.160		$8.820	$9.130		$9.480
Income (loss) from operations
Net investment income	$0.531		$0.381		$0.268		$0.284	$0.318		$0.563
Net realized and unrealized gain (loss)	(0.005	)(3)	0.010		0.199		0.338	(0.310)		(0.350)
Total income from operations	$0.526		$0.391		$0.467		$0.622	$0.008		$0.213
Less distributions
From net investment income	$(0.536)		$(0.381)		$(0.267)		$(0.282)	$(0.318)		$(0.563)
Total distributions	$(0.536)		$(0.381)		$(0.267)		$(0.282)	$(0.318)		$(0.563)
Net asset value — End of year	$9.360		$9.370		$9.360		$9.160	$8.820		$9.130
Total Return(4)	5.76%		4.26%		5.15%		7.16%	0.08%		2.27%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,067,010		$1,226,945		$1,333,912		$1,397,617	$1,666,689		$2,214,688
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.45%		1.47%		1.45%		1.46%	1.41	%(6)	1.41%
Expenses after custodian fee reduction(5)	1.45%		1.47%		1.45%		1.46%	1.41	%(6)	1.41%
Interest expense(5)	0.01%		0.00	%(7)	0.00	%(7)	0.01%	0.01	%(6)	0.01%
Net investment income	5.66%		4.06%		2.88%		3.18%	3.86	%(6)	6.16%
Portfolio Turnover of the Portfolio	51%		65%		87%		47%	42%		33%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the eleven-month period ended November 30, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Rounds to less than 0.01%.

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

EV Classic Senior Floating-Rate Fund (the Fund) was formed under a Declaration of Trust dated August 5, 1993, amended and restated December 7, 1994. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a closed-end management investment company. The Fund invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (40.4% at November 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At November 30, 2006, the Fund, for federal income tax purposes had a capital loss carryover of $297,053,221 which will expire on November 30, 2007 ($5,418,642), November 30, 2008 ($45,203,262), November 30, 2009 ($110,719,790), November 30, 2010 ($70,600,524), November 30, 2011 ($64,348,001) and November 30, 2013 ($763,002). These amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expense Reductions — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only

EV Classic Senior Floating-Rate Fund as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences are primarily related to foreign currency transactions and tax accounting straddles.

The tax character of the distributions declared for the years ended November 30, 2006 and November 30, 2005 was as follows:

	Year Ended November 30,
	2006	2005
Distributions declared from:

Ordinary income	$64,617,162	$51,827,393

During the year ended November 30, 2006, accumulated undistributed net investment income was increased by $1,193,138, accumulated net realized loss was decreased by $7,167,013 and paid-in-capital was decreased by $8,360,151 due to differences in book and tax accounting for mixed straddles swap contracts and foreign currency transactions. This change had no effect on net asset or net asset value per share.

At Novemer 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,968,474
Capital loss carryforward	$(297,053,221)
Unrealized appreciation	$8,699,146
Other temporary differences	$(1,740,242)

3  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Fund (which may only be changed by shareholder vote) that the Fund will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of March, June, September and December and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally will be made no later than 7 days after the repurchase pricing date. Shareholders will be sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. An early withdrawal charge will be imposed on most shares accepted for repurchase which have been held less than one year (see Note 6). During the years ended November 30, 2006, and November 30, 2005, the Fund made four repurchase offers in each Fiscal year as follows:

	Repurchase Offer Amount		Amount Repurchased
Repurchase Request Deadline	Shares	Amount	Shares	Amount
December 22, 2005	39,686,610	$371,466,668	6,741,934	$63,104,502
March 22, 2006	38,371,163	$361,456,353	7,597,724	$71,570,482
June 22, 2006	36,880,123	$345,935,549	7,548,449	$70,804,451
September 22, 2006	35,383,694	$331,191,372	6,146,795	$58,235,744
Total	150,321,590	$1,410,049,942	28,034,902	$263,715,179
	Repurchase Offer Amount		Amount Repurchased
Repurchase Request Deadline	Shares	Amount	Shares	Amount
Dec. 22, 2004	43,131,681	$403,712,530	7,197,491	$67,368,464
Mar. 22, 2005	42,576,077	$400,215,121	5,821,358	$54,718,484
June 22, 2005	42,044,688	$393,117,836	7,357,070	$68,788,604
Sep. 22, 2005	40,732,951	$382,482,413	7,188,563	$67,500,767
Total	168,485,397	$1,579,527,900	27,564,482	$258,376,319

All transactions in Fund shares were as follows:

	Year Ended November 30,
	2006	2005
Sales	6,383,906	12,335,716
Issued to shareholders electing to receive payments of distributions in Fund shares	4,612,065	3,741,993
Redemptions	(28,034,902)	(27,564,482)
Net decrease	(17,038,931)	(11,486,773)

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of the Fund. EVM has agreed to waive its administration fee as long as the distribution fee (Note 5) is being paid by the Fund. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included

EV Classic Senior Floating-Rate Fund as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

elsewhere in this report.) Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. For the year ended November 30, 2006, EVM received $58,585 in sub-transfer agent fees.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect a service plan (the Plan) designed to meet the requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, investment dealers or other persons in amounts not exceeding 0.25% annually of the Fund's average daily net assets for any fiscal year. The Fund currently makes service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, investment dealers and other persons in amounts not exceeding 0.15% annually of the Fund's average daily net assets for each fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended November 30, 2006 in the amount of $1,699,238. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.

The Fund has in effect a distribution plan (the Plan) that allows the Fund to pay distribution fees for the sale and distribution of shares. The Plan requires the Fund to pay EVD an amount equal to 0.70% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. For the year ended November 30, 2006 the distribution fees amounted to $7,929,776.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Early Withdrawal Charge

EVD compensates investment dealers at a rate of 0.75% of the purchase price of shares purchased through such dealers consisting of 0.60% of sales commissions and 0.15% service fee (for the first year's service). EVD also pays additional compensation to each dealer equal to 0.60% per annum of the value of Fund shares sold by such dealer that are outstanding for more than one year. A 1% early withdrawal charge (EWC) to recover distribution costs will be charged to repurchasing shareholders and paid to EVD in connection with most shares held for less than one year which are accepted for repurchase. The EWC is based on the lower of the net asset value at the time of purchase or at the time of repurchase. Shares acquired through the reinvestment of distributions are exempt from the EWC. Redemptions are made first from shares that are not subject to an EWC. The total early withdrawal charges received by EVD for the year ended November 30, 2006 amounted to approximately $71,635.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended November 30, 2006 aggregated $59,916,514 and $294,966,682, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

EV Classic Senior Floating-Rate Fund as of November 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of EV Classic Senior Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of EV Classic Senior Floating-Rate Fund (the "Fund") as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from January 1, 2002 to November 30, 2002, and the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Classic Senior Floating-Rate Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 16, 2007

EV Classic Senior Floating-Rate Fund as of November 30, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 100.3%(1)
Principal Amount	Borrower/Tranche Description		Value
Aerospace and Defense — 1.8%
AWAS Capital, Inc.
$8,662,812		Term Loan, 7.19%, Maturing March 22, 2013	$8,489,555
Be Aerospace, Inc.
1,400,000		Term Loan, 7.15%, Maturing August 24, 2012	1,407,875
Dresser Rand Group, Inc.
1,032,477		Term Loan, 7.46%, Maturing October 29, 2011	1,038,930
Evergreen International Aviation
3,100,000		Term Loan, 8.82%, Maturing October 31, 2011	3,053,500
Hexcel Corp.
3,223,197		Term Loan, 7.13%, Maturing March 1, 2012	3,231,255
IAP Worldwide Services, Inc.
3,176,000		Term Loan, 7.25%, Maturing December 30, 2012	3,152,180
Jet Aviation Holding, AG
1,500,000		Term Loan, 7.62%, Maturing May 15, 2013	1,496,250
K&F Industries, Inc.
2,324,865		Term Loan, 7.32%, Maturing November 18, 2012	2,335,399
Spirit Aerosystems, Inc.
2,736,643		Term Loan, 7.11%, Maturing December 31, 2011	2,743,911
Standard Aero Holdings, Inc.
2,399,621		Term Loan, 7.61%, Maturing August 24, 2012	2,408,620
Transdigm, Inc.
5,000,000		Term Loan, 7.39%, Maturing June 23, 2013	5,033,750
Vought Aircraft Industries, Inc.
2,000,000		Revolving Loan, 7.82%, Maturing December 22, 2009(2)	1,910,000
1,000,000		Term Loan, 7.33%, Maturing December 22, 2010	1,005,313
3,250,565		Term Loan, 7.88%, Maturing December 17, 2011	3,268,849
Wam Aquisition, S.A.
2,417,800		Term Loan, 8.12%, Maturing April 8, 2013	2,438,453
2,417,800		Term Loan, 8.62%, Maturing April 8, 2014	2,448,274
Wyle Laboratories, Inc.
972,315		Term Loan, 8.12%, Maturing January 28, 2011	977,481
			$46,439,595
Air Transport — 1.0%
Airport Development and Investment
$3,500,000	GBP	Term Loan, 9.12%, Maturing April 7, 2011	$6,910,926
Delta Air Lines, Inc.
4,275,000		Term Loan, 8.12%, Maturing March 16, 2008	4,313,407
4,225,000		Term Loan, 10.12%, Maturing March 16, 2008	4,303,560
Northwest Airlines, Inc.
6,450,000		DIP Loan, 7.82%, Maturing August 21, 2008	6,492,331

Principal Amount	Borrower/Tranche Description		Value
Air Transport (continued)
United Airlines, Inc.
$4,483,719		Term Loan, 9.12%, Maturing February 1, 2012	$4,531,358
640,531		Term Loan, 9.13%, Maturing February 1, 2012	647,337
			$27,198,919
Automotive — 4.6%
AA Acquisitions Co., Ltd.
$1,000,000	GBP	Term Loan, 7.58%, Maturing June 25, 2012	$1,996,933
1,000,000	GBP	Term Loan, 8.08%, Maturing June 25, 2013	2,005,824
Accuride Corp.
7,444,820		Term Loan, 7.44%, Maturing January 31, 2012	7,461,110
Affina Group, Inc.
3,994,314		Term Loan, 8.38%, Maturing November 30, 2011	4,015,536
Citation Corp.
5,931,750		Term Loan, 13.87%, Maturing May 23, 2009(4)	3,737,002
Collins & Aikman Products Co.
2,318,912		Term Loan, 11.75%, Maturing August 31, 2009(3)	1,097,135
CSA Acquisition Corp.
1,358,760		Term Loan, 7.88%, Maturing December 23, 2011	1,360,884
1,308,686		Term Loan, 7.88%, Maturing December 23, 2011	1,310,732
Dana Corp.
3,325,000		DIP Loan, 7.65%, Maturing April 13, 2008	3,331,234
Dayco Products, LLC
5,284,250		Term Loan, 8.02%, Maturing June 21, 2011	5,268,836
Exide Technologies, Inc.
1,764,628		Term Loan, 11.75%, Maturing May 5, 2010	1,855,066
1,786,253		Term Loan, 11.75%, Maturing May 5, 2010	1,877,799
Federal-Mogul Corp.
6,000,000		Term Loan, 7.82%, Maturing December 9, 2006	5,920,626
11,852,057		Revolving Loan, 9.07%, Maturing December 9, 2006(2)	11,896,502
5,351,062		Term Loan, 9.07%, Maturing December 9, 2006	5,381,161
Goodyear Tire & Rubber Co.
7,500,000		Revolving Loan, 7.57%, Maturing April 30, 2010(2)	7,469,535
1,175,000		Term Loan, 7.57%, Maturing April 30, 2010	1,178,462
10,605,000		Term Loan, 8.14%, Maturing April 30, 2010	10,723,362
HLI Operating Co., Inc.
2,719,527		Term Loan, 8.96%, Maturing June 3, 2009	2,735,165
Insurance Auto Auctions, Inc.
2,406,522		Term Loan, 7.89%, Maturing May 19, 2012	2,417,050
Keystone Automotive Operations, Inc.
1,714,103		Term Loan, 7.88%, Maturing October 30, 2009	1,718,388
Kwik Fit Group Ltd.
1,250,000	GBP	Term Loan, 7.58%, Maturing August 31, 2013	2,484,554
1,250,000	GBP	Term Loan, 8.08%, Maturing August 31, 2014	2,495,823

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
R.J. Tower Corp.
$7,000,000	DIP Revolving Loan, 8.42%, Maturing February 2, 2007(2)	$6,965,000
Tenneco Automotive, Inc.
3,600,741	Term Loan, 7.36%, Maturing December 10, 2010	3,620,995
2,383,463	Term Loan, 7.32%, Maturing December 12, 2010	2,396,870
Trimas Corp.
375,000	Term Loan, 8.13%, Maturing August 2, 2011	376,992
1,625,000	Term Loan, 8.13%, Maturing August 2, 2013	1,633,634
TRW Automotive, Inc.
6,032,956	Term Loan, 7.19%, Maturing June 30, 2012	6,026,827
United Components, Inc.
4,829,458	Term Loan, 7.63%, Maturing June 30, 2010	4,847,568
Vanguard Car Rental USA
4,675,000	Term Loan, 8.35%, Maturing June 14, 2013	4,709,576
		$120,316,181
Beverage and Tobacco — 0.8%
Alliance One International, Inc.
$2,482,550	Term Loan, 8.82%, Maturing May 13, 2010	$2,513,582
Culligan International Co.
2,069,165	Term Loan, 7.07%, Maturing September 30, 2011	2,074,986
National Dairy Holdings, L.P.
4,641,537	Term Loan, 7.32%, Maturing March 15, 2012	4,653,141
National Distribution Co.
2,420,000	Term Loan, 11.82%, Maturing June 22, 2010	2,426,050
Reynolds American, Inc.
7,279,250	Term Loan, 7.14%, Maturing May 31, 2012	7,337,258
Southern Wine & Spirits of America, Inc.
2,134,013	Term Loan, 6.87%, Maturing May 31, 2012	2,141,350
Sunny Delight Beverages Co.
254,197	Term Loan, 11.38%, Maturing August 20, 2010	249,431
		$21,395,798
Building and Development — 7.2%
401 North Wabash Venture, LLC
$5,500,000	Term Loan, 9.07%, Maturing May 7, 2008(2)	$5,540,392
Beacon Sales Acquisition, Inc.
2,000,000	Term Loan, 7.32%, Maturing September 30, 2013	2,005,000
Biomed Realty, L.P.
10,965,000	Term Loan, 7.57%, Maturing May 31, 2010	10,937,587
Capital Automotive REIT
4,000,130	Term Loan, 7.07%, Maturing December 16, 2010	4,013,567
Empire Hawkeye Partners, L.P.
6,800,000	Term Loan, 6.97%, Maturing December 1, 2009(2)	6,783,000

Principal Amount	Borrower/Tranche Description		Value
Building and Development (continued)
Epco / Fantome, LLC
$5,100,000		Term Loan, 8.37%, Maturing November 23, 2010	$5,125,500
Formica Corp.
3,383,000		Term Loan, 8.49%, Maturing March 15, 2013	3,381,944
FT-FIN Acquisition, LLC
4,432,587		Term Loan, 7.13%, Maturing November 17, 2007(2)	4,443,668
Gables GP, Inc.
280,724		Term Loan, 7.07%, Maturing March 30, 2007	281,192
Hearthstone Housing Partners II, LLC
13,750,000		Revolving Loan, 7.39%, Maturing December 1, 2007(2)	13,715,625
Hovstone Holdings, LLC
4,410,000		Term Loan, 7.37%, Maturing February 28, 2009	4,343,850
Landsource Communities, LLC
9,721,000		Term Loan, 7.88%, Maturing March 31, 2010	9,593,412
Lanoga Corp.
3,865,313		Term Loan, 7.12%, Maturing June 29, 2013	3,855,649
LNR Property Corp.
7,225,000		Term Loan, 8.12%, Maturing July 3, 2011	7,257,361
MAAX Corp.
3,077,379		Term Loan, 8.38%, Maturing June 4, 2011	3,061,993
Materis
823,329	EUR	Term Loan, 5.93%, Maturing April 27, 2014	1,104,930
876,671	EUR	Term Loan, 6.30%, Maturing April 27, 2015	1,181,601
Mattamy Funding Partnership
694,006		Term Loan, 7.63%, Maturing April 11, 2013	689,235
Mueller Group, Inc.
6,595,611		Term Loan, 7.40%, Maturing October 3, 2012	6,635,462
NCI Building Systems, Inc.
2,345,501		Term Loan, 6.84%, Maturing May 3, 2010	2,346,967
Newkirk Master, L.P.
4,405,457		Term Loan, 7.07%, Maturing August 11, 2008	4,412,343
3,440,259		Term Loan, 7.07%, Maturing August 11, 2008	3,445,636
Nortek, Inc.
6,710,538		Term Loan, 7.36%, Maturing August 27, 2011	6,699,002
Panolam Industries Holdings, Inc.
2,404,844		Term Loan, 8.12%, Maturing September 30, 2012	2,416,868
Ply Gem Industries, Inc.
1,000,000		Term Loan, 8.32%, Maturing August 15, 2011	1,007,813
342,031		Term Loan, 8.32%, Maturing August 15, 2011	341,817
5,130,469		Term Loan, 8.32%, Maturing August 15, 2011	5,127,262
Rubicon GSA II, LLC
7,025,000		Term Loan, 8.07%, Maturing July 31, 2008	7,025,000
South Edge, LLC
4,475,000		Term Loan, 7.38%, Maturing October 31, 2009	4,388,297

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Building and Development (continued)
Stile Acquisition Corp.
$6,676,316		Term Loan, 7.38%, Maturing April 6, 2013	$6,550,094
Stile U.S. Acquisition Corp.
6,687,690		Term Loan, 7.38%, Maturing April 6, 2013	6,561,252
TE / Tousa Senior, LLC
3,750,000		Term Loan, 8.25%, Maturing August 1, 2008	3,103,125
2,000,000		Revolving Loan, 9.75%, Maturing August 1, 2008(2)	1,580,000
The Woodlands Commercial Property, Inc.
2,940,000		Term Loan, 7.35%, Maturing September 1, 2009	2,943,675
735,000		Term Loan, 7.35%, Maturing August 29, 2009	735,919
Tousa/Kolter, LLC
7,410,000		Term Loan, 7.62%, Maturing January 7, 2008(2)	7,419,262
TRU 2005 RE Holding Co.
13,750,000		Term Loan, 8.32%, Maturing December 9, 2008	13,776,854
Trustreet Properties, Inc.
5,150,000		Term Loan, 7.32%, Maturing April 8, 2010	5,162,875
United Subcontractors, Inc.
2,675,000		Term Loan, 12.86%, Maturing June 27, 2013	2,594,750
WCI Communities, Inc.
8,300,000		Term Loan, 7.32%, Maturing December 23, 2010	8,071,750
			$189,661,529
Business Equipment and Services — 5.9%
Acco Brands Corp.
$1,802,350		Term Loan, 7.11%, Maturing August 17, 2012	$1,807,701
Activant Solutions, Inc.
2,295,692		Term Loan, 7.38%, Maturing May 1, 2013	2,280,628
Affiliated Computer Services
2,481,250		Term Loan, 7.39%, Maturing March 20, 2013	2,489,004
6,533,625		Term Loan, 7.40%, Maturing March 20, 2013	6,550,776
Affinion Group, Inc.
6,887,180		Term Loan, 8.12%, Maturing October 17, 2012	6,933,455
Allied Security Holdings, LLC
3,832,500		Term Loan, 8.37%, Maturing June 30, 2010	3,861,244
Audatex North America, Inc.
1,000,000	EUR	Term Loan, 9.13%, Maturing January 13, 2013	1,357,447
997,500	EUR	Term Loan, 5.75%, Maturing April 13, 2013	1,334,357
Buhrmann US, Inc.
6,722,971		Term Loan, 7.13%, Maturing December 31, 2010	6,735,576
DynCorp International, LLC
4,402,950		Term Loan, 7.75%, Maturing February 11, 2011	4,429,553
Gate Gourmet Borrower, LLC
1,556,622		Term Loan, 8.12%, Maturing March 9, 2012	1,576,080
195,556		Term Loan, 8.12%, Maturing March 9, 2012	192,622
3,134,250	EUR	Term Loan, 6.13%, Maturing March 9, 2013	4,210,435

Principal Amount	Borrower/Tranche Description		Value
Business Equipment and Services (continued)
Info USA, Inc.
$1,985,000		Term Loan, 7.07%, Maturing February 14, 2012	$1,982,519
Iron Mountain, Inc.
5,069,162		Term Loan, 7.10%, Maturing April 2, 2011	5,083,949
9,534,983		Term Loan, 7.13%, Maturing April 2, 2011	9,558,821
Language Line, Inc.
7,860,100		Term Loan, 8.63%, Maturing June 11, 2011	7,920,277
Mitchell International, Inc.
4,035,448		Term Loan, 7.37%, Maturing August 15, 2011	4,050,581
N.E.W. Holdings I, LLC
2,554,413		Term Loan, 8.12%, Maturing August 8, 2013	2,567,185
Nielsen Finance, LLC
20,850,000		Term Loan, 8.13%, Maturing August 9, 2013	20,939,780
Protection One, Inc.
3,235,013		Term Loan, 7.85%, Maturing March 31, 2012	3,249,166
Quantum Corp.
950,000		Term Loan, 9.44%, Maturing August 22, 2012	951,187
Sungard Data Systems, Inc.
26,205,190		Term Loan, 7.88%, Maturing February 11, 2013	26,430,397
TDS Investor Corp.
1,000,000	EUR	Term Loan, 6.13%, Maturing August 23, 2013	1,332,040
8,197,002		Term Loan, 8.37%, Maturing August 23, 2013	8,224,085
802,998		Term Loan, 8.37%, Maturing August 23, 2013	805,651
Transaction Network Services, Inc.
2,808,685		Term Loan, 7.39%, Maturing May 4, 2012	2,808,685
US Investigations Services, Inc.
2,451,697		Term Loan, 7.89%, Maturing October 14, 2012	2,463,955
1,755,601		Term Loan, 7.89%, Maturing October 14, 2012	1,763,647
West Corp.
7,200,000		Term Loan, 8.07%, Maturing October 24, 2013	7,194,211
Western Inventory Services
749,905		Term Loan, 7.86%, Maturing March 31, 2011	753,654
854,891		Term Loan, 7.87%, Maturing March 31, 2011	859,166
Williams Scotsman, Inc.
2,570,000		Term Loan, 6.82%, Maturing June 27, 2010	2,566,787
			$155,264,621
Cable and Satellite Television — 5.7%
Atlantic Broadband Finance, LLC
$5,825,081		Term Loan, 8.14%, Maturing September 1, 2011	$5,905,176
Bragg Communications, Inc.
3,333,148		Term Loan, 7.12%, Maturing August 31, 2011	3,337,314
Bresnan Broadband Holdings, LLC
5,000,000		Term Loan, 7.13%, Maturing March 29, 2014	4,994,375

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Cable and Satellite Television (continued)
Cablecom Luxembourg SCA
$2,000,000	EUR	Term Loan, 5.79%, Maturing September 28, 2012	$2,668,001
Casema
658,133	EUR	Term Loan, 6.17%, Maturing November 17, 2014	880,696
341,867	EUR	Term Loan, 6.17%, Maturing November 17, 2014	457,477
1,000,000	EUR	Term Loan, 6.67%, Maturing November 17, 2015	1,344,951
Charter Communications Operating, LLC
25,888,627		Term Loan, 8.01%, Maturing April 28, 2013	26,098,972
CSC Holdings, Inc.
9,552,000		Term Loan, 7.12%, Maturing March 29, 2013	9,546,823
Insight Midwest Holdings, LLC
3,893,750		Term Loan, 7.61%, Maturing April 6, 2014	3,918,327
11,681,250		Term Loan, 7.61%, Maturing April 6, 2014	11,754,982
Kabel Deutschland GmbH
5,400,000	EUR	Term Loan, 5.38%, Maturing March 31, 2012	7,175,478
Kablecom
1,000,000	EUR	Term Loan, 0.00%, Maturing November 17, 2014(2)	1,330,583
1,000,000	EUR	Term Loan, 0.00%, Maturing November 17, 2015(2)	1,337,211
Mediacom Broadband Group
1,965,150		Term Loan, 7.00%, Maturing January 31, 2015	1,958,087
Mediacom Illinois, LLC
3,000,000		Term Loan, 6.72%, Maturing September 30, 2012	2,948,304
6,023,750		Term Loan, 7.24%, Maturing January 31, 2015	6,014,070
NTL Investment Holdings, Ltd.
4,000,000		Term Loan, 7.36%, Maturing March 30, 2013	4,019,168
1,562,881	GBP	Term Loan, 7.45%, Maturing March 30, 2012	3,073,182
1,337,119	GBP	Term Loan, 7.45%, Maturing March 30, 2012	2,629,255
1,000,000	GBP	Term Loan, 7.64%, Maturing March 30, 2013	2,002,703
Persona Communications Corp.
1,005,667		Term Loan, 0.00%, Maturing October 12, 2013(2)	1,011,952
1,619,333		Term Loan, 8.12%, Maturing October 12, 2013	1,629,454
675,000		Term Loan, 11.37%, Maturing April 12, 2014	679,219
PKS Media (Netherlands) B.V.
2,412,500	EUR	Term Loan, 5.24%, Maturing October 5, 2012	3,207,323
1,000,000	EUR	Term Loan, 5.74%, Maturing October 5, 2013	1,341,975
1,000,000	EUR	Term Loan, 6.24%, Maturing October 5, 2014	1,348,115
San Juan Cable, LLC
992,500		Term Loan, 7.39%, Maturing October 31, 2012	994,206
UGS Corp.
7,308,413		Term Loan, 7.13%, Maturing March 31, 2012	7,302,325
UPC Broadband Holding B.V.
3,665,833	EUR	Term Loan, 5.51%, Maturing March 31, 2013	4,877,832
2,790,000		Term Loan, 7.64%, Maturing April 1, 2013	2,794,271
4,150,000	EUR	Term Loan, 5.51%, Maturing December 31, 2013	5,522,762
2,790,000		Term Loan, 7.64%, Maturing December 31, 2013	2,794,271

Principal Amount	Borrower/Tranche Description		Value
Cable and Satellite Television (continued)
Ypso Holding SA
$4,961,371	EUR	Term Loan, 5.87%, Maturing July 28, 2014	$6,489,643
1,914,679	EUR	Term Loan, 5.87%, Maturing July 28, 2014	2,504,466
3,123,950	EUR	Term Loan, 5.87%, Maturing July 28, 2014	4,086,233
			$149,979,182
Chemicals and Plastics — 7.7%
Basell Af S.A.R.L.
$358,974	EUR	Term Loan, 5.81%, Maturing August 1, 2013	$481,522
641,026	EUR	Term Loan, 5.84%, Maturing August 1, 2013	859,861
550,909		Term Loan, 7.60%, Maturing August 1, 2013	557,623
110,176		Term Loan, 7.60%, Maturing August 1, 2013	111,519
358,974	EUR	Term Loan, 6.56%, Maturing August 1, 2014	483,623
641,026	EUR	Term Loan, 6.59%, Maturing August 1, 2014	863,612
905,236		Term Loan, 8.35%, Maturing August 1, 2014	916,551
181,047		Term Loan, 8.35%, Maturing August 1, 2014	183,310
Brenntag Holding GmbH and Co. KG
2,117,647	EUR	Term Loan, 6.03%, Maturing December 23, 2013	2,849,737
883,636		Term Loan, 8.08%, Maturing December 23, 2013	891,368
3,616,364		Term Loan, 8.08%, Maturing December 23, 2013	3,654,223
496,877	EUR	Term Loan, 6.28%, Maturing December 23, 2014	671,161
385,476	EUR	Term Loan, 6.28%, Maturing December 23, 2014	524,472
Celanese Holdings, LLC
14,058,993		Term Loan, 7.12%, Maturing April 6, 2011	14,101,676
Ferro Corp.
9,500,000		Term Loan, 8.57%, Maturing June 6, 2012(2)	9,488,125
Gentek, Inc.
1,485,804		Term Loan, 7.36%, Maturing February 28, 2011	1,493,698
Georgia Gulf Corp.
4,242,188		Term Loan, 7.32%, Maturing October 3, 2013	4,266,809
Hexion Specialty Chemicals, Inc.
2,523,368		Term Loan, 7.87%, Maturing May 5, 2013	2,519,538
11,616,194		Term Loan, 7.88%, Maturing May 5, 2013	11,598,561
Huntsman, LLC
2,280,000	EUR	Term Loan, 5.44%, Maturing August 16, 2012	3,017,533
18,905,402		Term Loan, 7.07%, Maturing August 16, 2012	18,908,030
Ineos Group
2,950,000		Term Loan, 7.61%, Maturing December 14, 2012	2,966,225
1,925,000		Term Loan, 7.61%, Maturing December 14, 2013	1,944,117
1,925,000		Term Loan, 8.11%, Maturing December 14, 2014	1,944,117
Innophos, Inc.
1,247,310		Term Loan, 7.57%, Maturing August 10, 2010	1,251,988
Invista B.V.
8,957,429		Term Loan, 6.88%, Maturing April 29, 2011	8,937,839
4,748,099		Term Loan, 6.88%, Maturing April 29, 2011	4,737,715

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Chemicals and Plastics (continued)
ISP Chemo, Inc.
$7,139,125		Term Loan, 7.41%, Maturing February 16, 2013	$7,154,745
Kranton Polymers, LLC
5,299,138		Term Loan, 7.38%, Maturing May 12, 2013	5,315,698
Lucite International Group
635,878		Term Loan, 0.00%, Maturing July 7, 2013(2)	640,456
1,809,587		Term Loan, 8.07%, Maturing July 7, 2013	1,822,616
Lyondell Chemical Co.
11,870,250		Term Loan, 7.12%, Maturing August 16, 2013	11,927,749
Mosaic Co.
7,136,325		Term Loan, 7.01%, Maturing February 21, 2012	7,138,109
Nalco Co.
15,769,086		Term Loan, 7.16%, Maturing November 4, 2010	15,832,257
PQ Corp.
3,851,353		Term Loan, 7.38%, Maturing February 10, 2012	3,867,402
Professional Paint, Inc.
2,319,188		Term Loan, 7.63%, Maturing May 31, 2012	2,322,086
Rockwood Specialties Group, Inc.
9,145,228		Term Loan, 7.38%, Maturing July 30, 2012	9,195,526
Sigmakalon (BC) Holdco B.V.
1,940,000	EUR	Term Loan, 5.49%, Maturing September 9, 2012	2,569,456
92,758	EUR	Term Loan, 5.99%, Maturing September 9, 2013	124,021
1,204,580	EUR	Term Loan, 5.99%, Maturing September 9, 2013	1,610,564
2,202,661	EUR	Term Loan, 5.99%, Maturing September 9, 2013	2,945,031
729,480	EUR	Term Loan, 6.49%, Maturing September 9, 2014	979,376
181,330	EUR	Term Loan, 6.49%, Maturing September 9, 2014	242,766
178,614	EUR	Term Loan, 6.49%, Maturing September 9, 2014	239,802
2,135,161	EUR	Term Loan, 6.49%, Maturing September 9, 2014	2,866,597
183,030	GBP	Term Loan, 8.08%, Maturing September 9, 2014	363,630
Solo Cup Co.
9,376,072		Term Loan, 8.62%, Maturing February 27, 2011	9,417,093
TPG Spring UK, Ltd.
4,546,143	EUR	Term Loan, 6.12%, Maturing June 27, 2013	6,037,692
4,546,143	EUR	Term Loan, 6.62%, Maturing June 27, 2013	6,058,784
Wellman, Inc.
5,400,000		Term Loan, 9.37%, Maturing February 10, 2009	5,325,750
			$204,221,759
Clothing / Textiles — 0.6%
Hanesbrands, Inc.
$5,225,000		Term Loan, 7.68%, Maturing September 5, 2013	$5,268,367
2,025,000		Term Loan, 9.19%, Maturing March 5, 2014	2,072,914
Propex Fabrics, Inc.
3,005,297		Term Loan, 7.63%, Maturing July 31, 2012	3,007,175

Principal Amount	Borrower/Tranche Description		Value
Clothing / Textiles (continued)
St. John Knits International, Inc.
$2,222,358		Term Loan, 9.32%, Maturing March 23, 2012	$2,211,246
The William Carter Co.
2,322,764		Term Loan, 6.87%, Maturing July 14, 2012	2,320,949
			$14,880,651
Conglomerates — 3.1%
Amsted Industries, Inc.
$5,444,779		Term Loan, 7.37%, Maturing April 5, 2013	$5,444,779
Blount, Inc.
1,800,896		Term Loan, 7.10%, Maturing August 9, 2010	1,806,149
Dundee Holdco 4 Limited
728,900	EUR	Term Loan, 9.29%, Maturing August 17, 2015	978,271
Dundee Holding, Inc.
1,841,300		Term Loan, 8.07%, Maturing February 17, 2014	1,845,903
Education Management, LLC
4,937,625		Term Loan, 7.88%, Maturing June 1, 2013	4,972,806
Euramax Europe B.V.
1,401,756	EUR	Term Loan, 6.29%, Maturing June 29, 2012	1,851,904
Euramax International, Inc.
2,138,811		Term Loan, 8.19%, Maturing June 29, 2012	2,146,296
Goodman Global Holdings, Inc.
3,863,786		Term Loan, 7.19%, Maturing December 23, 2011	3,865,397
ISS Holdings A/S
2,504,202	EUR	Term Loan, 5.97%, Maturing December 31, 2013	3,372,610
1,704,757	GBP	Term Loan, 7.68%, Maturing December 31, 2013	3,393,582
Jarden Corp.
1,609,959		Term Loan, 7.12%, Maturing January 24, 2012	1,608,148
10,565,577		Term Loan, 7.37%, Maturing January 24, 2012	10,585,388
Johnson Diversey, Inc.
1,060,665		Term Loan, 7.87%, Maturing December 16, 2010	1,067,626
5,133,675		Term Loan, 7.87%, Maturing December 16, 2011	5,181,002
Platinum 100, Ltd.
1,000,000	GBP	Term Loan, 7.81%, Maturing January 15, 2013	1,980,648
1,000,000	GBP	Term Loan, 8.31%, Maturing January 15, 2014	1,988,290
Polymer Group, Inc.
2,000,000		Revolving Loan, 0.00%, Maturing November 22, 2010(2)	1,960,000
8,585,125		Term Loan, 7.61%, Maturing November 22, 2012	8,609,275
PP Acquisition Corp.
6,651,689		Term Loan, 8.32%, Maturing November 12, 2011	6,701,577
RBS Global
4,150,000		Term Loan, 7.88%, Maturing July 19, 2013	4,168,165
RGIS Holdings, LLC
3,722,166		Term Loan, 7.87%, Maturing February 15, 2013	3,721,004

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Conglomerates (continued)
Sensata Technologies Finance Co.
$2,443,875		Term Loan, 7.13%, Maturing April 26, 2013	$2,429,280
Terex Corp.
2,144,625		Term Loan, 7.12%, Maturing July 13, 2013	2,152,667
Walter Industries, Inc.
1,011,196		Term Loan, 7.12%, Maturing October 3, 2012	1,014,103
			$82,844,870
Containers and Glass Products — 3.6%
Altivity Packaging LLC
$1,171,609		Term Loan, 7.60%, Maturing June 30, 2013	$1,183,179
3,915,641		Term Loan, 7.60%, Maturing June 30, 2013	3,954,308
Consolidated Container Holding, LLC
3,812,250		Term Loan, 8.63%, Maturing December 15, 2008	3,831,311
Crown Americas, Inc.
990,000	EUR	Term Loan, 5.34%, Maturing November 15, 2012	1,311,474
1,361,250		Term Loan, 7.12%, Maturing November 15, 2012	1,364,865
Graham Packaging Holdings Co.
845,696		Term Loan, 7.69%, Maturing October 7, 2011	849,925
14,983,125		Term Loan, 7.73%, Maturing October 7, 2011	15,058,041
Graphic Packaging International, Inc.
2,000,000		Revolving Loan, 0.00%, Maturing August 8, 2007(2)	1,957,500
18,513,120		Term Loan, 7.90%, Maturing August 8, 2010	18,749,496
IPG (US), Inc.
3,459,401		Term Loan, 7.64%, Maturing July 28, 2011	3,455,076
JSG Acquisitions
5,500,000	EUR	Term Loan, 5.86%, Maturing December 31, 2014	7,350,431
5,500,000	EUR	Term Loan, 6.26%, Maturing December 31, 2014	7,383,056
OI European Group B.V.
4,000,000	EUR	Term Loan, 4.90%, Maturing June 14, 2013	5,273,202
Owens Illinois, Inc.
5,000,000		Term Loan, 6.82%, Maturing June 14, 2013	5,008,750
Pregis Corp.
2,475,000	EUR	Term Loan, 5.88%, Maturing October 12, 2012	3,297,140
Smurfit-Stone Container Corp.
1,986,462		Term Loan, 4.73%, Maturing November 1, 2010	2,002,038
8,331,277		Term Loan, 7.66%, Maturing November 1, 2011	8,396,602
4,952,523		Term Loan, 7.67%, Maturing November 1, 2011	4,991,355
			$95,417,749

Principal Amount	Borrower/Tranche Description		Value
Cosmetics / Toiletries — 0.3%
Prestige Brands, Inc.
$6,364,325		Term Loan, 7.71%, Maturing April 7, 2011	$6,400,124
Revlon Consumer Products Corp.
2,181,976		Term Loan, 11.42%, Maturing July 9, 2010	2,240,163
			$8,640,287
Drugs — 0.5%
Warner Chilcott Corp.
$2,660,623		Term Loan, 7.62%, Maturing January 18, 2012	$2,675,826
9,690,859		Term Loan, 7.62%, Maturing January 18, 2012	9,746,232
			$12,422,058
Ecological Services and Equipment — 1.1%
Allied Waste Industries, Inc.
$3,402,869		Term Loan, 5.33%, Maturing January 15, 2012	$3,403,399
3,671,996		Term Loan, 7.16%, Maturing January 15, 2012	3,671,644
Duratek, Inc.
1,833,400		Term Loan, 7.76%, Maturing June 7, 2013	1,845,433
Energysolutions, LLC
192,610		Term Loan, 7.57%, Maturing June 7, 2013	193,874
4,046,610		Term Loan, 7.76%, Maturing June 7, 2013	4,073,168
Environmental Systems, Inc.
2,679,268		Term Loan, 8.87%, Maturing December 12, 2008	2,696,013
500,000		Term Loan, 15.36%, Maturing December 12, 2010	512,500
Sensus Metering Systems, Inc.
3,438,775		Term Loan, 7.44%, Maturing December 17, 2010	3,438,775
456,771		Term Loan, 7.49%, Maturing December 17, 2010	456,771
Sulo GmbH
3,750,000	EUR	Term Loan, 6.12%, Maturing January 19, 2014	5,013,005
3,750,000	EUR	Term Loan, 6.62%, Maturing January 19, 2015	5,034,812
			$30,339,394
Electronics / Electrical — 2.8%
Advanced Micro Devices, Inc.
$7,109,726		Term Loan, 7.62%, Maturing December 31, 2013	$7,145,275
AMI Semiconductor, Inc.
1,282,822		Term Loan, 6.82%, Maturing April 1, 2012	1,278,813
Aspect Software, Inc.
6,150,000		Term Loan, 8.44%, Maturing July 11, 2011	6,187,478
Communications & Power, Inc.
1,416,667		Term Loan, 7.57%, Maturing July 23, 2010	1,422,865
Enersys Capital, Inc.
3,616,750		Term Loan, 7.42%, Maturing March 17, 2011	3,639,355

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Electronics / Electrical (continued)
FCI International S.A.S.
$662,180		Term Loan, 8.33%, Maturing November 1, 2013	$671,285
687,820		Term Loan, 8.33%, Maturing November 1, 2013	690,185
687,820		Term Loan, 8.83%, Maturing November 1, 2013	693,624
662,180		Term Loan, 8.83%, Maturing November 1, 2013	671,285
Ganymed 347 VV GmbH
329,460	EUR	Term Loan, 5.75%, Maturing April 30, 2013	440,483
670,540	EUR	Term Loan, 6.46%, Maturing April 30, 2013	896,500
329,460	EUR	Term Loan, 6.25%, Maturing April 30, 2014	442,653
670,540	EUR	Term Loan, 6.96%, Maturing April 30, 2014	900,748
Infor Enterprise Solutions
8,115,714		Term Loan, 9.12%, Maturing July 28, 2012	8,213,776
4,234,286		Term Loan, 9.12%, Maturing July 28, 2012	4,289,861
Invensys International Holding
1,083,333		Term Loan, 7.62%, Maturing December 15, 2010	1,090,781
1,166,667		Term Loan, 7.40%, Maturing January 15, 2011	1,174,687
Network Solutions, LLC
3,086,675		Term Loan, 10.37%, Maturing January 9, 2012	3,125,258
Open Solutions, Inc.
3,495,862		Term Loan, 7.90%, Maturing September 3, 2011	3,500,232
Spectrum Brands Inc.
10,734,734		Term Loan, 8.38%, Maturing February 6, 2012	10,786,486
Security Co., Inc.
4,594,377		Term Loan, 8.63%, Maturing June 28, 2010	4,617,349
Serena Software, Inc.
1,804,688		Term Loan, 7.62%, Maturing March 10, 2013	1,806,718
Telcordia Technologies, Inc.
7,023,050		Term Loan, 8.12%, Maturing September 15, 2012	6,861,738
Vertafore, Inc.
457,078		Term Loan, 7.86%, Maturing January 31, 2012	459,363
3,546,923		Term Loan, 7.87%, Maturing January 31, 2012	3,564,657
			$74,571,455
Equipment Leasing — 1.3%
Maxim Crane Works, L.P.
$3,475,094		Term Loan, 7.33%, Maturing January 28, 2010	$3,488,125
Rental Service Corp.
3,275,000		Term Loan, 8.85%, Maturing November 30, 2013	3,301,098
The Hertz Corp.
13,750,000		Revolving Loan, 0.00%, Maturing December 21, 2010(2)	13,727,079
786,111		Term Loan, 5.39%, Maturing December 21, 2012	792,302
6,245,763		Term Loan, 7.36%, Maturing December 21, 2012	6,294,949

Principal Amount	Borrower/Tranche Description		Value
Equipment Leasing (continued)
United Rentals, Inc.
$1,726,985		Term Loan, 6.00%, Maturing February 14, 2011	$1,736,340
4,227,977		Term Loan, 7.32%, Maturing February 14, 2011	4,250,880
			$33,590,773
Farming / Agriculture — 0.2%
Central Garden & Pet Co.
$4,746,138		Term Loan, 6.82%, Maturing February 28, 2014	$4,751,083
			$4,751,083
Financial Intermediaries — 2.3%
AIMCO Properties, L.P.
$10,000,000		Term Loan, 6.91%, Maturing March 23, 2011	$10,025,000
Ameritrade Holding Corp.
7,617,028		Term Loan, 6.82%, Maturing December 31, 2012	7,613,456
Coinstar, Inc.
1,731,473		Term Loan, 7.37%, Maturing July 7, 2011	1,743,377
E.A. Viner International Co.
498,750		Term Loan, 8.12%, Maturing July 31, 2013	502,491
Fidelity National Information Solutions, Inc.
19,014,250		Term Loan, 7.07%, Maturing March 9, 2013	19,040,661
IPayment, Inc.
2,960,125		Term Loan, 7.36%, Maturing May 10, 2013	2,958,275
LPL Holdings, Inc.
11,934,813		Term Loan, 8.30%, Maturing June 30, 2013	12,042,978
Oxford Acquisition III, Ltd.
3,675,000		Term loan, 7.75%, Maturing September 20, 2013	3,703,713
The Macerich Partnership, L.P.
4,310,000		Term Loan, 6.88%, Maturing April 25, 2010	4,310,896
			$61,940,847
Food Products — 2.2%
American Seafoods Group, LLC
$1,959,425		Term Loan, 7.12%, Maturing September 28, 2012	$1,958,814
BL Marketing, Ltd.
1,500,000	GBP	Term Loan, 7.75%, Maturing December 20, 2013	2,995,335
1,500,000	GBP	Term Loan, 8.25%, Maturing December 20, 2014	3,008,188
Black Lion Beverages III B.V.
1,000,000	EUR	Term Loan, 6.06%, Maturing December 31, 2013	1,342,948
1,000,000	EUR	Term Loan, 6.17%, Maturing December 31, 2014	1,348,505
Autobar BV (A Com SBV)
750,000	EUR	Term Loan, 6.06%, Maturing March 14, 2014	996,338
750,000	EUR	Term Loan, 6.56%, Maturing March 14, 2015	1,000,479

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Food Products (continued)
Chiquita Brands, LLC
$3,132,231		Term Loan, 8.38%, Maturing June 28, 2012	$3,153,277
Del Monte Corp.
2,105,414		Term Loan, 6.95%, Maturing February 8, 2012	2,110,300
Dole Food Company, Inc.
525,581		Term Loan, 5.24%, Maturing April 12, 2013	521,056
3,922,151		Term Loan, 7.46%, Maturing April 12, 2013	3,888,378
1,176,645		Term Loan, 7.55%, Maturing April 12, 2013	1,166,513
Foodvest Limited
361,667	EUR	Term Loan, 6.23%, Maturing March 16, 2014	484,202
250,000	GBP	Term Loan, 7.83%, Maturing March 16, 2014	495,963
361,667	EUR	Term Loan, 6.73%, Maturing March 16, 2015	486,599
250,000	GBP	Term Loan, 8.33%, Maturing March 16, 2015	498,422
Michael Foods, Inc.
3,909,047		Term Loan, 7.54%, Maturing November 21, 2010	3,919,633
Nash-Finch Co.
3,759,429		Term Loan, 6.88%, Maturing November 12, 2010	3,765,305
Nutro Products, Inc.
1,467,625		Term Loan, 7.37%, Maturing April 26, 2013	1,470,836
Picard Surgeles S.A.
2,000,000	EUR	Term Loan, 5.44%, Maturing June 4, 2014	2,675,291
Pinnacle Foods Holdings Corp.
2,142,857		Revolving Loan, 0.00%, Maturing November 25, 2009(2)	2,083,929
8,354,102		Term Loan, 7.37%, Maturing November 25, 2010	8,376,032
QCE Finance, LLC
2,793,000		Term Loan, 7.63%, Maturing May 5, 2013	2,787,763
Reddy Ice Group, Inc.
6,975,000		Term Loan, 7.12%, Maturing August 12, 2012	6,977,183
Ruby Acquisitions, Ltd.
1,000,000	GBP	Term Loan, 7.93%, Maturing January 5, 2015	1,981,803
			$59,493,092
Food Service — 1.7%
AFC Enterprises, Inc.
$1,258,692		Term Loan, 7.63%, Maturing May 11, 2011	$1,262,625
Buffets, Inc.
2,000,000		Term Loan, 0.00%, Maturing June 28, 2007(2)	2,015,000
539,583		Term Loan, 5.27%, Maturing May 1, 2013	543,630
4,085,417		Term Loan, 8.36%, Maturing November 1, 2013	4,116,057
Burger King Corp.
3,351,204		Term Loan, 6.88%, Maturing June 30, 2012	3,350,273
Carrols Corp.
1,674,052		Term Loan, 7.88%, Maturing December 31, 2010	1,680,748

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
CBRL Group, Inc.
$6,240,379	Term Loan, 7.13%, Maturing April 27, 2013	$6,232,579
CKE Restaurants, Inc.
1,171,739	Term Loan, 7.38%, Maturing May 1, 2010	1,174,669
Denny's, Inc.
2,509,478	Term Loan, 8.61%, Maturing September 21, 2009	2,514,968
Domino's, Inc.
12,221,349	Term Loan, 6.88%, Maturing June 25, 2010	12,228,987
Jack in the Box, Inc.
2,575,139	Term Loan, 6.88%, Maturing January 8, 2011	2,585,602
Maine Beverage Co., LLC
2,477,679	Term Loan, 7.12%, Maturing June 30, 2010	2,471,484
NPC International, Inc.
1,250,000	Term Loan, 7.12%, Maturing May 3, 2013	1,246,875
Sagittarius Restaurants, LLC
1,268,625	Term Loan, 7.62%, Maturing March 29, 2013	1,269,418
Sonic Corp.
1,962,000	Term Loan, 7.32%, Maturing September 22, 2013	1,966,599
Weightwatchers.com, Inc.
1,511,650	Term Loan, 7.61%, Maturing December 16, 2010	1,519,208
		$46,178,722
Food / Drug Retailers — 1.3%
General Nutrition Centers, Inc.
$2,000,000	Revolving Loan, 0.00%, Maturing December 5, 2009(2)	$1,945,000
1,580,318	Term Loan, 8.07%, Maturing December 5, 2011	1,588,714
Roundy's Supermarkets, Inc.
11,264,875	Term Loan, 8.38%, Maturing November 3, 2011	11,371,891
Supervalu, Inc.
4,651,625	Term Loan, 7.19%, Maturing June 1, 2012	4,665,087
The Jean Coutu Group (PJC), Inc.
12,072,276	Term Loan, 7.94%, Maturing July 30, 2011	12,110,002
The Pantry, Inc.
2,580,500	Term Loan, 7.07%, Maturing January 2, 2012	2,588,564
		$34,269,258
Forest Products — 2.1%
Appleton Papers, Inc.
$5,771,631	Term Loan, 7.64%, Maturing June 11, 2010	$5,796,882
BF Bolthouse HoldCo, LLC
2,034,625	Term Loan, 7.63%, Maturing December 16, 2012	2,036,851
Boise Cascade Holdings, LLC
8,029,937	Term Loan, 7.11%, Maturing October 28, 2011	8,071,091

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Forest Products (continued)
Buckeye Technologies, Inc.
$2,027,171	Term Loan, 7.40%, Maturing April 15, 2010	$2,029,284
Georgia-Pacific Corp.
20,524,850	Term Loan, 7.39%, Maturing December 20, 2012	20,592,562
8,675,000	Term Loan, 8.39%, Maturing December 23, 2013	8,711,426
NewPage Corp.
3,928,571	Revolving Loan, 0.00%, Maturing May 2, 2010(2)	3,869,643
2,341,567	Term Loan, 8.36%, Maturing May 2, 2011	2,359,129
Xerium Technologies, Inc.
2,994,878	Term Loan, 7.62%, Maturing May 18, 2012	2,991,135
		$56,458,003
Healthcare — 6.2%
Accellent, Inc.
$1,215,813	Term Loan, 7.37%, Maturing November 22, 2012	$1,215,813
Alliance Imaging, Inc.
5,414,704	Term Loan, 7.93%, Maturing December 29, 2011	5,439,070
American Medical Systems
5,150,000	Term Loan, 7.81%, Maturing July 20, 2012	5,156,438
AMN Healthcare, Inc.
1,314,558	Term Loan, 7.12%, Maturing November 2, 2011	1,319,077
AMR HoldCo, Inc.
1,818,248	Term Loan, 7.38%, Maturing February 10, 2012	1,821,657
Carl Zeiss Topco GMBH
1,323,333	Term Loan, 8.12%, Maturing February 28, 2013	1,335,202
2,646,667	Term Loan, 8.62%, Maturing February 28, 2014	2,683,638
Community Health Systems, Inc.
20,291,805	Term Loan, 7.12%, Maturing August 19, 2011	20,320,802
Concentra Operating Corp.
7,645,814	Term Loan, 7.62%, Maturing September 30, 2011	7,674,486
Conmed Corp.
3,204,912	Term Loan, 7.32%, Maturing April 12, 2013	3,205,915
CRC Health Corp.
1,542,250	Term Loan, 7.62%, Maturing February 6, 2013	1,547,070
Davita, Inc.
17,044,794	Term Loan, 7.42%, Maturing October 5, 2012	17,132,302
Emdeon Business Services LLC
4,775,000	Term Loan, 7.82%, Maturing November 16, 2013	4,775,000
Encore Medical Finance, LLC
2,900,000	Term Loan, 7.87%, Maturing November 3, 2013	2,905,438
FHC Health Systems, Inc.
1,276,786	Term Loan, 11.40%, Maturing December 18, 2009	1,315,089
893,750	Term Loan, 13.40%, Maturing December 18, 2009	920,563

Principal Amount	Borrower/Tranche Description		Value
Healthcare (continued)
HealthSouth Corp.
$6,783,000		Term Loan, 8.62%, Maturing March 10, 2013	$6,815,972
Iasis Healthcare, LLC
488,750		Term Loan, 7.62%, Maturing June 16, 2011	491,683
Kinetic Concepts, Inc.
3,166,983		Term Loan, 7.12%, Maturing August 11, 2010	3,175,892
La Petite Academy, Inc.
2,150,000		Term Loan, 8.32%, Maturing August 16, 2012	2,164,781
Leiner Health Products, Inc.
3,176,875		Term Loan, 8.88%, Maturing May 27, 2011	3,194,084
Lifecare Holdings, Inc.
3,267,000		Term Loan, 7.57%, Maturing August 11, 2012	3,057,366
Lifepoint Hospitals, Inc.
12,075,352		Term Loan, 6.95%, Maturing April 15, 2012	12,022,523
Magellan Health Services, Inc.
1,749,249		Term Loan, 5.20%, Maturing August 15, 2008	1,753,622
1,530,593		Term Loan, 7.17%, Maturing August 15, 2008	1,534,420
Matria Healthcare, Inc.
1,472,454		Term Loan, 7.37%, Maturing January 19, 2012	1,473,375
Medcath Holdings Corp.
622,112		Term Loan, 7.87%, Maturing June 30, 2011	622,695
Moon Acquisition Co. AB
687,209	EUR	Term Loan, 5.88%, Maturing November 4, 2013	921,126
750,000	EUR	Term Loan, 6.38%, Maturing November 4, 2014	1,009,769
Multiplan Merger Corp.
1,476,794		Term Loan, 7.82%, Maturing April 12, 2013	1,475,564
Multiplan, Inc.
1,881,528		Term Loan, 7.82%, Maturing April 12, 2013	1,879,960
National Mentor Holdings, Inc.
190,400		Term Loan, 5.32%, Maturing June 29, 2013	191,650
3,201,576		Term Loan, 7.87%, Maturing June 29, 2013	3,222,588
P&F Capital S.A.R.L.
313,835	EUR	Term Loan, 5.63%, Maturing February 21, 2014	422,212
187,852	EUR	Term Loan, 5.63%, Maturing February 21, 2014	252,723
150,740	EUR	Term Loan, 5.63%, Maturing February 21, 2014	202,796
97,573	EUR	Term Loan, 6.13%, Maturing February 21, 2014	131,268
141,892	EUR	Term Loan, 6.13%, Maturing February 21, 2015	191,670
52,703	EUR	Term Loan, 6.13%, Maturing February 21, 2015	71,192
109,459	EUR	Term Loan, 6.13%, Maturing February 21, 2015	147,860
445,946	EUR	Term Loan, 6.13%, Maturing February 21, 2015	602,392
PER-SE Technologies, Inc.
3,283,563		Term Loan, 7.57%, Maturing January 16, 2013	3,289,208
Quintiles Transnational Corp.
5,771,000		Term Loan, 7.37%, Maturing March 31, 2013	5,771,000

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Healthcare (continued)
Radnet Management, Inc.
$1,650,000		Term Loan, 10.25%, Maturing November 15, 2012	$1,650,000
Renal Advantage, Inc.
1,114,095		Term Loan, 7.89%, Maturing October 5, 2012	1,122,451
Select Medical Holding Corp.
5,200,800		Term Loan, 7.11%, Maturing February 24, 2012	5,108,486
Sunrise Medical Holdings, Inc.
3,859,780		Term Loan, 8.87%, Maturing May 13, 2010	3,850,131
Talecris Biotherapeutics, Inc.
3,610,025		Term Loan, 9.50%, Maturing March 31, 2010	3,628,075
Vanguard Health Holding Co., LLC
6,959,518		Term Loan, 7.87%, Maturing September 23, 2011	6,974,745
Ventiv Health, Inc.
1,697,143		Term Loan, 6.87%, Maturing October 5, 2011	1,690,779
VWR International, Inc.
4,081,749		Term Loan, 7.63%, Maturing April 7, 2011	4,095,782
			$162,977,400
Home Furnishings — 1.3%
Interline Brands, Inc.
$2,168,478		Term Loan, 7.11%, Maturing June 23, 2013	$2,172,544
2,819,022		Term Loan, 7.12%, Maturing June 23, 2013	2,824,307
Knoll, Inc.
5,222,076		Term Loan, 7.12%, Maturing October 3, 2012	5,254,714
National Bedding Co., LLC
1,891,062		Term Loan, 7.39%, Maturing August 31, 2011	1,896,736
Oreck Corp.
1,272,883		Term Loan, 8.12%, Maturing February 2, 2012	1,269,701
Sanitec, Ltd. Oy
3,000,000	EUR	Term Loan, 5.89%, Maturing May 27, 2013	3,963,229
3,000,000	EUR	Term Loan, 6.39%, Maturing May 27, 2014	3,980,925
Sealy Mattress Co.
3,799,107		Term Loan, 7.08%, Maturing August 25, 2012	3,799,107
Simmons Co.
9,060,869		Term Loan, 7.17%, Maturing December 19, 2011	9,128,825
			$34,290,088
Industrial Equipment — 1.3%
Aearo Technologies, Inc.
$2,636,750		Term Loan, 7.87%, Maturing March 22, 2013	$2,660,370
Alliance Laundry Holdings, LLC
1,629,957		Term Loan, 7.57%, Maturing January 27, 2012	1,638,617

Principal Amount	Borrower/Tranche Description		Value
Industrial Equipment (continued)
Colfax Corp.
$2,841,565		Term Loan, 7.38%, Maturing November 30, 2011	$2,857,549
Douglas Dynamics Holdings, Inc.
1,723,221		Term Loan, 7.12%, Maturing December 16, 2010	1,718,913
Flowserve Corp.
6,933,116		Term Loan, 6.88%, Maturing August 10, 2012	6,933,116
Generac Acquisition Corp.
3,825,000		Term Loan, 7.82%, Maturing November 7, 2013	3,841,734
Gleason Corp.
2,000,000		Term Loan, 7.88%, Maturing June 30, 2013	2,013,126
GSCP Athena (Finnish) Holdings
2,576,087	EUR	Term Loan, 6.16%, Maturing July 28, 2013	3,433,728
2,923,913	EUR	Term Loan, 6.66%, Maturing July 28, 2014	3,914,795
MTD Products, Inc.
2,942,275		Term Loan, 6.88%, Maturing June 1, 2010	2,931,241
TFS Acquisition Corp.
1,975,000		Term Loan, 8.92%, Maturing August 11, 2013	1,989,813
			$33,933,002
Insurance — 0.9%
ARG Holding, Inc.
$3,647,438		Term Loan, 8.38%, Maturing November 30, 2011	$3,667,954
CCC Information Services Group
2,400,000		Term Loan, 7.87%, Maturing February 10, 2013	2,412,499
Conseco, Inc.
8,125,000		Term Loan, 7.32%, Maturing October 10, 2013	8,140,234
Hilb, Rogal & Hobbs Co.
2,910,375		Term Loan, 6.87%, Maturing April 26, 2013	2,907,951
U.S.I. Holdings Corp.
7,010,507		Term Loan, 7.69%, Maturing March 24, 2011	7,045,560
			$24,174,198
Leisure Goods / Activities / Movies — 5.0%
24 Hour Fitness Worldwide, Inc.
$5,850,600		Term Loan, 7.99%, Maturing June 2, 2012	$5,901,793
Alliance Atlantis Communications, Inc.
2,234,965		Term Loan, 6.87%, Maturing December 31, 2011	2,234,965
AMC Entertainment, Inc.
6,103,875		Term Loan, 7.45%, Maturing January 26, 2013	6,144,887
AMF Bowling Worldwide, Inc.
1,852,677		Term Loan, 8.46%, Maturing August 27, 2009	1,865,414
Bombardier Recreational Product
6,200,000		Term Loan, 8.13%, Maturing June 28, 2013	6,184,500

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Carmike Cinemas, Inc.
$2,224,085	Term Loan, 8.63%, Maturing May 19, 2012	$2,245,863
3,007,058	Term Loan, 8.64%, Maturing May 19, 2012	3,037,129
Cedar Fair, L.P.
9,027,375	Term Loan, 7.87%, Maturing August 30, 2012	9,115,771
Cinemark, Inc.
10,650,000	Term Loan, 7.38%, Maturing October 5, 2013	10,702,515
Deluxe Entertainment Services
2,634,167	Term Loan, 8.37%, Maturing January 28, 2011	2,726,363
Fender Musical Instruments Co.
374,243	Term Loan, 8.13%, Maturing March 30, 2012	376,582
HEI Acquisition, LLC
1,875,000	Term Loan, 8.38%, Maturing December 31, 2011	1,873,828
Metro-Goldwyn-Mayer Holdings, Inc.
20,320,369	Term Loan, 8.62%, Maturing April 8, 2012	20,101,742
Regal Cinemas Corp.
11,750,000	Term Loan, 7.12%, Maturing October 27, 2013	11,709,615
Six Flags Theme Parks, Inc.
8,575,000	Revolving Loan, 8.57%, Maturing June 30, 2008(2)	8,530,341
6,800,163	Term Loan, 8.62%, Maturing June 30, 2009	6,887,824
Southwest Sports Group, LLC
3,725,000	Term Loan, 7.88%, Maturing December 22, 2010	3,726,166
Universal City Development Partners, Ltd.
6,256,073	Term Loan, 7.38%, Maturing June 9, 2011	6,283,443
WMG Acquisition Corp.
2,850,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	2,773,050
20,379,175	Term Loan, 7.37%, Maturing February 28, 2011	20,473,428
		$132,895,219
Lodging and Casinos — 3.9%
Ameristar Casinos, Inc.
$3,597,813	Term Loan, 6.82%, Maturing November 10, 2012	$3,600,511
Bally Technologies, Inc.
8,558,267	Term Loan, 9.33%, Maturing September 4, 2009	8,579,663
Boyd Gaming Corp.
8,860,735	Term Loan, 6.87%, Maturing June 30, 2011	8,871,669
CCM Merger, Inc.
2,873,588	Term Loan, 7.37%, Maturing April 25, 2012	2,873,947
Choctaw Resort Development Enterprise
1,368,209	Term Loan, 7.12%, Maturing November 4, 2011	1,369,919
Columbia Entertainment Co.
2,015,357	Term Loan, 9.75%, Maturing October 24, 2011	2,025,434

Principal Amount	Borrower/Tranche Description		Value
Lodging and Casinos (continued)
Fairmont Hotels and Resorts, Inc.
$2,454,091		Term Loan, 8.57%, Maturing May 12, 2011	$2,475,565
Gala Electric Casinos, Ltd.
4,750,000	GBP	Term Loan, 7.65%, Maturing December 12, 2013	9,435,409
4,750,000	GBP	Term Loan, 8.15%, Maturing December 12, 2014	9,474,913
Green Valley Ranch Gaming, LLC
975,131		Term Loan, 7.37%, Maturing December 24, 2010	974,979
Herbst Gaming, Inc.
1,344,525		Term Loan, 7.37%, Maturing January 31, 2011	1,346,206
Isle of Capri Casinos, Inc.
7,596,875		Term Loan, 7.18%, Maturing February 4, 2012	7,621,565
Penn National Gaming, Inc.
23,298,000		Term Loan, 7.13%, Maturing October 3, 2012	23,433,431
Pinnacle Entertainment, Inc.
2,025,000		Term Loan, 7.32%, Maturing December 14, 2011	2,033,606
Trump Entertainment Resorts Holdings, L.P.
2,530,469		Term Loan, 0.00%, Maturing May 20, 2012(2)	2,549,053
2,530,469		Term Loan, 8.03%, Maturing May 20, 2012	2,549,053
Venetian Casino Resort, LLC
8,053,847		Term Loan, 7.12%, Maturing June 15, 2011	8,090,629
2,691,514		Term Loan, 7.12%, Maturing June 15, 2011	2,703,807
VML US Finance, LLC
1,400,000		Term Loan, 0.00%, Maturing May 25, 2012(2)	1,400,984
2,800,000		Term Loan, 8.12%, Maturing May 25, 2013	2,818,900
			$104,229,243
Nonferrous Metals / Minerals — 2.1%
Almatis Holdings 5 BV
$1,050,000		Term Loan, 8.12%, Maturing December 21, 2013	$1,063,207
1,050,000		Term Loan, 8.62%, Maturing December 21, 2014	1,067,964
Alpha Natural Resources, LLC
2,903,062		Term Loan, 7.12%, Maturing October 26, 2012	2,908,053
Carmeuse Lime, Inc.
2,058,777		Term Loan, 7.19%, Maturing May 2, 2011	2,058,777
CII Carbon, LLC
1,802,188		Term Loan, 7.44%, Maturing August 23, 2012	1,806,693
Magnum Coal Co.
602,273		Term Loan, 8.57%, Maturing March 21, 2013	604,531
5,992,614		Term Loan, 8.62%, Maturing March 21, 2013	6,015,086
Murray Energy Corp.
1,552,350		Term Loan, 8.37%, Maturing January 28, 2010	1,567,874
Novelis, Inc.
2,822,783		Term Loan, 7.62%, Maturing January 9, 2012	2,832,928
4,902,586		Term Loan, 7.62%, Maturing January 9, 2012	4,920,206

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Severstal North America, Inc.
$13,000,000	Revolving Loan, 0.00%, Maturing April 7, 2007(2)	$12,935,000
Stillwater Mining Co.
1,320,000	Revolving Loan, 5.32%, Maturing July 3, 2009(2)	1,341,450
4,382,740	Term Loan, 7.57%, Maturing July 30, 2010	4,393,697
Thompson Creek Metals Company
3,300,000	Term Loan, 10.13%, Maturing October 26, 2012	3,341,250
Tube City IMS Corp.
8,464,884	Term Loan, 8.12%, Maturing December 31, 2010	8,470,174
		$55,326,890
Oil and Gas — 2.3%
Cavallo Energy L.P.
$9,406,250	Revolving Loan, 6.81%, Maturing October 5, 2010(2)	$9,394,492
895,833	Term Loan, 8.32%, Maturing December 5, 2010	895,273
Coffeyville Resources, LLC
800,000	Term Loan, 5.27%, Maturing July 8, 2011	804,200
1,185,075	Term Loan, 7.63%, Maturing July 8, 2012	1,191,296
Concho Resources, Inc.
6,558,563	Term Loan, 9.37%, Maturing July 6, 2011(4)	6,514,620
El Paso Corp.
4,150,000	Term Loan, 5.33%, Maturing July 31, 2011	4,176,909
Epco Holdings, Inc.
2,333,334	Revolving Loan, 7.07%, Maturing August 18, 2008(2)	2,304,167
4,042,102	Term Loan, 7.13%, Maturing August 18, 2008	4,053,472
865,950	Term Loan, 7.37%, Maturing August 18, 2010	870,821
Key Energy Services, Inc.
4,133,762	Term Loan, 7.84%, Maturing June 30, 2012	4,149,264
Niska Gas Storage
547,273	Term Loan, 7.07%, Maturing May 12, 2013	547,786
781,818	Term Loan, 7.14%, Maturing May 13, 2011	782,552
816,805	Term Loan, 7.16%, Maturing May 12, 2013	816,805
4,279,477	Term Loan, 7.17%, Maturing May 12, 2013	4,279,477
Petroleum Geo-Services ASA
931,547	Term Loan, 7.61%, Maturing December 16, 2012	937,253
Primary Natural Resources, Inc.
1,990,000	Term Loan, 9.35%, Maturing July 28, 2010(4)	1,976,667
Targa Resources, Inc.
5,700,000	Term Loan, 7.62%, Maturing October 31, 2007	5,706,680
1,225,740	Term Loan, 7.49%, Maturing October 31, 2012	1,231,103
7,570,785	Term Loan, 7.62%, Maturing October 31, 2012	7,603,908
W&T Offshore, Inc.
1,800,000	Term Loan, 7.57%, Maturing May 26, 2010	1,810,499
		$60,047,244

Principal Amount	Borrower/Tranche Description		Value
Publishing — 5.4%
American Media Operations, Inc.
$12,000,000		Term Loan, 8.37%, Maturing January 31, 2013	$12,066,252
Black Press US Partnership
668,879		Term Loan, 7.37%, Maturing August 2, 2013	673,896
1,101,683		Term Loan, 7.37%, Maturing August 2, 2013	1,109,946
CBD Media, LLC
2,431,863		Term Loan, 7.70%, Maturing December 31, 2009	2,451,116
Dex Media East, LLC
4,762,782		Term Loan, 6.88%, Maturing May 8, 2009	4,754,933
Dex Media West, LLC
8,470,293		Term Loan, 6.88%, Maturing March 9, 2010	8,450,083
Gatehouse Media Operating, Inc.
5,212,895		Term Loan, 7.57%, Maturing June 6, 2013	5,224,843
Hanley-Wood, LLC
467,656		Term Loan, 7.57%, Maturing August 1, 2012	468,045
3,915,335		Term Loan, 7.60%, Maturing August 1, 2012	3,918,597
Idearc, Inc.
18,875,000		Term Loan, 7.32%, Maturing November 17, 2014	18,982,361
Medianews Group, Inc.
3,017,438		Term Loan, 7.07%, Maturing August 2, 2013	3,021,209
Merrill Communications, LLC
5,709,920		Term Loan, 7.59%, Maturing May 15, 2011	5,731,332
Nebraska Book Co., Inc.
4,008,858		Term Loan, 7.88%, Maturing March 4, 2011	4,026,396
Newspaper Holdings, Inc.
7,650,000		Term Loan, 6.94%, Maturing August 24, 2012	7,616,531
Philadelphia Newspapers, LLC
2,294,250		Term Loan, 8.12%, Maturing June 29, 2013	2,265,572
R.H. Donnelley Corp.
248,860		Term Loan, 6.62%, Maturing December 31, 2009	247,371
10,298,393		Term Loan, 6.88%, Maturing June 30, 2011	10,269,784
Seat Pagine Gialle Spa
6,003,010	EUR	Term Loan, 5.88%, Maturing May 25, 2012	8,032,884
Source Media, Inc.
2,251,943		Term Loan, 7.61%, Maturing November 8, 2011	2,263,203
SP Newsprint Co.
4,511,111		Term Loan, 5.32%, Maturing January 9, 2010	4,533,667
340,278		Term Loan, 7.92%, Maturing January 9, 2010	341,979
Springer Science+Business Media
972,973		Term Loan, 7.99%, Maturing May 5, 2011	979,586
1,054,054		Term Loan, 8.37%, Maturing May 5, 2012	1,066,818
972,973		Term Loan, 8.37%, Maturing May 5, 2012	984,603
Sun Media Corp.
5,164,185		Term Loan, 7.13%, Maturing February 7, 2009	5,176,021

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Publishing (continued)
World Directories ACQI Corp.
$2,000,000	EUR	Term Loan, 6.38%, Maturing November 29, 2012	$2,677,847
Xsys US, Inc.
3,795,776		Term Loan, 7.87%, Maturing September 27, 2013	3,820,688
3,877,093		Term Loan, 8.37%, Maturing September 27, 2014	3,921,923
Xsys, Inc.
1,546,742	EUR	Term Loan, 6.56%, Maturing September 27, 2014	2,073,991
1,290,100		Term Loan, 10.09%, Maturing September 27, 2015	1,308,645
YBR Acquisition BV
750,000	EUR	Term Loan, 5.74%, Maturing July 29, 2013	1,008,951
2,500,000	EUR	Term Loan, 5.78%, Maturing July 29, 2013	3,363,169
750,000	EUR	Term Loan, 6.24%, Maturing July 29, 2014	1,012,878
2,500,000	EUR	Term Loan, 6.24%, Maturing July 29, 2014	3,376,259
Yell Group, PLC
3,850,000		Term Loan, 7.32%, Maturing February 10, 2013	3,871,121
			$141,092,500
Radio and Television — 4.5%
Adams Outdoor Advertising, L.P.
$1,936,980		Term Loan, 7.13%, Maturing Novermber 18, 2012	$1,941,521
ALM Media Holdings, Inc.
4,149,580		Term Loan, 7.87%, Maturing March 4, 2010	4,153,473
Block Communications
1,833,634		Term Loan, 7.37%, Maturing December 22, 2011	1,839,364
Cequel Communications, LLC
16,250,000		Term Loan, 7.62%, Maturing November 5, 2013	16,228,420
CMP Susquehanna Corp.
4,294,714		Term Loan, 7.43%, Maturing May 5, 2013	4,310,819
Cumulus Media, Inc.
1,995,000		Term Loan, 7.45%, Maturing June 7, 2013	2,003,229
DirecTV Holdings, LLC
3,764,274		Term Loan, 6.82%, Maturing April 13, 2013	3,770,797
Emmis Operating Company
2,350,000		Term Loan, 7.32%, Maturing November 2, 2013	2,363,639
Gray Television, Inc.
3,970,000		Term Loan, 6.88%, Maturing November 22, 2012	3,967,872
Intelsat Subsuduary Holding Co.
3,000,000		Term Loan, 7.62%, Maturing July 3, 2013	3,024,375
LBI Media, Inc.
1,990,000		Term Loan, 6.86%, Maturing March 31, 2012	1,970,100
NEP Supershooters, L.P.
1,689,857		Term Loan, 8.87%, Maturing February 3, 2011	1,708,341
2,833,126		Term Loan, 9.37%, Maturing February 3, 2011	2,866,770

Principal Amount	Borrower/Tranche Description		Value
Radio and Television (continued)
Nexstar Broadcasting, Inc.
$4,595,624		Term Loan, 7.12%, Maturing October 1, 2012	$4,587,007
4,355,564		Term Loan, 7.12%, Maturing October 1, 2012	4,347,397
NextMedia Operating, Inc.
959,548		Term Loan, 7.32%, Maturing November 15, 2012	958,228
426,462		Term Loan, 7.32%, Maturing November 15, 2012	425,875
P7S1 Holding II S.A.R.L.
8,000,000	EUR	Term Loan, 7.38%, Maturing July 18, 2011	10,638,642
PanAmSat Corp.
7,525,000		Term Loan, 7.87%, Maturing January 3, 2014	7,604,434
Patriot Media and Communications CNJ, Inc.
483,333		Term Loan, 7.37%, Maturing February 6, 2013	486,656
Paxson Communications Corp.
8,300,000		Term Loan, 8.62%, Maturing January 15, 2012	8,450,438
Raycom TV Broadcasting, LLC
9,128,346		Term Loan, 6.88%, Maturing August 28, 2013	9,076,999
Live Nation
4,664,750		Term Loan, 7.62%, Maturing June 21, 2013	4,666,499
Spanish Broadcasting System
6,254,750		Term Loan, 7.12%, Maturing June 10, 2012	6,252,142
TDF SA
3,500,000	EUR	Term Loan, 5.54%, Maturing March 11, 2013	4,661,040
2,500,000	EUR	Term Loan, 6.42%, Maturing March 11, 2014	3,338,918
Young Broadcasting, Inc.
3,589,563		Term Loan, 7.94%, Maturing November 3, 2012	3,586,759
			$119,229,754
Rail Industries — 0.6%
Kansas City Southern Railway Co.
$6,284,250		Term Loan, 7.11%, Maturing April 26, 2013	$6,294,726
Railamerica, Inc.
8,374,773		Term Loan, 7.38%, Maturing September 29, 2011	8,400,944
990,038		Term Loan, 7.38%, Maturing September 29, 2011	993,132
			$15,688,802
Retailers (Except Food and Drug) — 3.0%
Advantage Sales & Marketing, Inc.
$2,711,375		Term Loan, 7.43%, Maturing March 29, 2013	$2,702,338
American Achievement Corp.
1,486,937		Term Loan, 7.68%, Maturing March 25, 2011	1,498,089
Amscan Holdings, Inc.
4,477,500		Term Loan, 8.39%, Maturing December 23, 2012	4,514,578
Coinmach Laundry Corp.
11,564,895		Term Loan, 7.88%, Maturing December 19, 2012	11,676,207

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Cumberland Farms, Inc.
$4,250,000	Term Loan, 7.37%, Maturing September 29, 2013	$4,271,250
Harbor Freight Tools USA, Inc.
5,923,263	Term Loan, 7.12%, Maturing July 15, 2010	5,921,042
Home Interiors & Gifts, Inc.
2,766,261	Term Loan, 10.39%, Maturing March 31, 2011	1,984,792
Visant Corp.
8,812,126	Term Loan, 7.37%, Maturing December 21, 2011	8,862,611
Mapco Express, Inc.
1,934,852	Term Loan, 8.07%, Maturing April 28, 2011	1,946,945
Mauser Werke GMBH & Co. KG
3,825,000	Term Loan, 8.10%, Maturing December 3, 2011	3,848,906
Movie Gallery, Inc.
1,247,628	Term Loan, 10.62%, Maturing April 27, 2011	1,202,098
Neiman Marcus Group, Inc.
3,109,177	Term Loan, 7.64%, Maturing April 5, 2013	3,133,833
Oriental Trading Co., Inc.
1,000,000	Term Loan, 11.47%, Maturing January 31, 2014	1,001,250
4,887,750	Term Loan, 8.17%, Maturing July 31, 2013	4,907,609
Rent-A-Center, Inc.
3,275,000	Term Loan, 7.11%, Maturing June 30, 2012	3,281,652
Savers, Inc.
1,050,761	Term Loan, 8.09%, Maturing August 11, 2012	1,057,985
1,249,239	Term Loan, 8.09%, Maturing August 11, 2012	1,257,827
Shopko Stores, Inc.
5,448,000	Revolving Loan, 6.83%, Maturing December 28, 2010(2)	5,430,975
Stewart Enterprises, Inc.
924,549	Term Loan, 7.23%, Maturing November 19, 2011	925,704
Travelcenters of America, Inc.
10,788,475	Term Loan, 7.11%, Maturing December 1, 2011	10,796,901
		$80,222,592
Steel — 0.1%
Gibraltar Industries, Inc.
$1,541,788	Term Loan, 7.13%, Maturing December 8, 2010	$1,540,824
		$1,540,824
Surface Transport — 0.3%
Horizon Lines, LLC
$1,397,825	Term Loan, 7.62%, Maturing July 7, 2011	$1,403,504
Ozburn-Hessey Holding Co., LLC
1,318,516	Term Loan, 8.78%, Maturing August 9, 2012	1,320,164

Principal Amount	Borrower/Tranche Description		Value
Surface Transport (continued)
Sirva Worldwide, Inc.
$5,773,048		Term Loan, 11.61%, Maturing December 1, 2010	$5,332,853
			$8,056,521
Telecommunications — 3.4%
Alaska Communications Systems Holdings, Inc.
$6,600,000		Term Loan, 7.12%, Maturing February 1, 2012	$6,601,373
Asurion Corp.
2,771,463		Term Loan, 8.32%, Maturing July 13, 2012	2,784,456
BCM Luxembourg, Ltd.
1,500,000	EUR	Term Loan, 5.93%, Maturing September 30, 2014	1,988,512
1,500,000	EUR	Term Loan, 6.31%, Maturing September 30, 2015	2,005,950
Cellular South, Inc.
1,955,000		Term Loan, 7.14%, Maturing May 4, 2011	1,956,834
Centennial Cellular Operating Co., LLC
9,175,000		Term Loan, 7.62%, Maturing February 9, 2011	9,253,373
Cincinnati Bell, Inc.
2,202,750		Term Loan, 6.93%, Maturing August 31, 2012	2,202,063
Consolidated Communications, Inc.
9,887,497		Term Loan, 7.37%, Maturing July 27, 2015	9,899,856
Fairpoint Communications, Inc.
8,075,000		Term Loan, 7.13%, Maturing February 8, 2012	8,058,600
Hawaiian Telcom Communications, Inc.
2,658,133		Term Loan, 7.62%, Maturing October 31, 2012	2,660,717
Iowa Telecommunications Services
3,234,000		Term Loan, 7.12%, Maturing November 23, 2011	3,239,197
Madison River Capital, LLC
1,837,333		Term Loan, 7.62%, Maturing July 29, 2012	1,844,510
NTelos, Inc.
5,335,102		Term Loan, 7.57%, Maturing August 24, 2011	5,355,108
Stratos Global Corp.
3,425,000		Term Loan, 8.11%, Maturing February 13, 2012	3,430,709
Syniverse Holdings, Inc.
1,931,262		Term Loan, 7.12%, Maturing February 15, 2012	1,936,090
Triton PCS, Inc.
5,472,525		Term Loan, 8.57%, Maturing November 18, 2009	5,522,692
Westcom Corp.
2,557,555		Term Loan, 8.29%, Maturing December 17, 2010	2,560,752
Windstream Corp.
13,050,000		Term Loan, 7.12%, Maturing July 17, 2013	13,138,557

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description		Value
Telecommunications (continued)
Winstar Communications, Inc.
$3,852,804	EUR	DIP Loan, 0.00%, Maturing December 31, 2006(5)	$5,365,030
			$89,804,379
Utilities — 2.2%
Astoria Generating Co.
$310,914		Term Loan, 7.32%, Maturing February 23, 2012	$312,987
1,573,390		Term Loan, 7.39%, Maturing February 23, 2013	1,583,880
BRSP, LLC
5,775,000		Term Loan, 8.37%, Maturing July 13, 2009	5,803,875
Calpine Corp.
3,331,383		DIP Revolving Loan, 0.00%, Maturing February 27, 2008(2)	3,316,808
1,288,298		DIP Loan, 7.62%, Maturing February 27, 2008	1,296,672
3,271,809		DIP Loan, 9.37%, Maturing February 27, 2008	3,331,791
Cellnet Technology, Inc.
1,989,864		Term Loan, 8.37%, Maturing April 26, 2012	2,007,275
Cogentrix Delaware Holdings, Inc.
2,336,111		Term Loan, 6.87%, Maturing April 14, 2012	2,340,492
Covanta Energy Corp.
3,460,163		Term Loan, 5.37%, Maturing June 24, 2012	3,487,557
2,473,359		Term Loan, 7.62%, Maturing June 24, 2012	2,492,941
LSP General Finance Co., LLC
117,259		Term Loan, 7.12%, Maturing May 6, 2013	117,601
2,757,058		Term Loan, 7.12%, Maturing May 6, 2013	2,765,100
Mirant North America, LLC.
3,523,375		Term Loan, 7.07%, Maturing January 3, 2013	3,521,486
NRG Energy, Inc.
3,071,685		Term Loan, 7.37%, Maturing February 1, 2013	3,085,602
15,848,674		Term Loan, 7.37%, Maturing February 1, 2013	15,929,439
Pike Electric, Inc.
3,237,823		Term Loan, 6.88%, Maturing July 12, 2012	3,235,799
Vulcan Energy Corp.
4,072,323		Term Loan, 6.87%, Maturing July 23, 2010	4,079,959
			$58,709,264
Total Senior, Floating Rate Interests (identified cost, $2,631,265,131)			$2,652,493,746

Corporate Bonds & Notes — 1.3%
Principal Amount (000's omitted)	Security		Value
Automotive — 0.1%
Key Plastics, LLC
$1,691		7.00%, 4/26/07(4)	$1,691,136
1,210		18.32%, 4/26/07(4)	1,219,297
			$2,910,433
Building and Development — 0.2%
Assemblies of God Financial Real Estate, Series 2004-1A, Class A, Variable Rate
$5,630		7.524%, 6/15/29(6)	$5,630,178
			$5,630,178
Cable and Satellite Television — 0.3%
Iesy Hessen & ISH NRW, Variable Rate
$7,000	EUR	6.429%, 4/15/13	$9,197,660
			$9,197,660
Electronic / Electric — 0.1%
NXP BV/ NXP Funding LLC, Variable Rate
$2,300		8.118%, 10/15/13(6)	$2,346,000
			$2,346,000
Financial Intermediaries — 0.3%
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
$1,000		7.826%, 8/11/16(6)	$1,016,763
Sonata Securities S.A., Series 2006-5
3,000		8.75%, 6/27/07	3,021,300
Sonata Securities S.A., Series 2006-6
3,000		8.75%, 6/27/07	3,020,730
			$7,058,793
Telecommunications — 0.3%
Qwest Corp., Sr. Notes, Variable Rate
$3,150		8.64%, 6/15/13	$3,429,563
Rogers Wireless, Inc., Variable Rate
4,150		8.515%, 12/15/10	4,243,375
			$7,672,938
Total Corporate Bonds & Notes (identified cost, $33,714,984)			$34,816,002

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 1.0%
Shares	Security	Value
31,622	Citation Corp.(4)(7)(8)	$0
33,278	Environmental Systems Products Holdings, Inc.(4)(7)(8)	696,509
1,782	Gentek, Inc.(7)	58,503
133,410	Hayes Lemmerz International(7)	313,513
441,740	Maxim Crane Works, L.P.(7)	20,485,711
12,592	RoTech Medical Corp(4)(7)(8)	31,732
297,015	Safelite Glass Corp.(4)(7)(8)	3,974,061
20,048	Safelite Realty Corp.(4)(8)	320,167
Total Common Stocks (identified cost, $9,361,647)		$25,880,196
Preferred Stocks — 0.0%
Shares	Security	Value
2,496	Citation Corp. (PIK)(4)(8)	$0
445	Hayes Lemmerz International(4)(7)(8)	4,518
218	Key Plastics, LLC, Series A(4)(7)(8)	120,664
Total Preferred Stocks (identified cost, $2,237,250)		$125,182
Warrants — 0.0%
Shares/Rights	Security	Value
1,930	Gentek, Inc., Class B(7)(8)	$84,920
940	Gentek, Inc., Class C(7)(8)	39,198
Total Warrants (identified cost, $0)		$124,118
Affiliated Investments — 1.0%

Security	Rate	Value
Investment in Cash Management Portfolio(9)	4.91%	$27,533,252
Total Affiliated Investments (at amortized cost, $27,533,252)		$27,533,252
Total Investments — 103.6% (identified cost $2,704,112,264)		$2,740,972,496

		Amount
Less Unfunded Loan Commitments — (3.3)%		$(87,186,032)
Net Investments — 100.3% (identified cost $2,616,926,232)		$2,653,786,464
	Other Assets, Less Liabilities — (0.3)%	$(7,988,094)
	Net Assets — 100.0%	$2,645,798,370

EUR - Euro

GBP - British Pound

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Defaulted Security. The issuer is in liquidation mode subject to litigation proceeds.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the aggregate value of the securities is $8,992,941 or 0.3% of the Portfolio's net assets.

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment that holds high quality U.S. money market instruments, and that is available to Eaton Vance Portfolios and funds. The rate shown is the annualized seven-day yield as of November 30, 2006.

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2006

Assets
Unaffiliated Investments, at value (identified cost, $2,589,392,980)	$2,626,253,212
Affiliated Investments, at value (amortized cost, $27,533,252)	27,533,252
Cash	5,678,184
Foreign currency, at value (identified cost, $136,866)	141,761
Interest receivable	24,183,491
Receivable for open swap contracts	464,402
Prepaid expenses	270,202
Total assets	$2,684,524,504
Liabilities
Demand note payable	$35,000,000
Payable for open forward foreign currency contracts	2,366,480
Payable to affiliate for investment advisory fees	998,048
Payable to affiliate for Trustees' fees	5,123
Accrued expenses	356,483
Total liabilities	$38,726,134
Net Assets applicable to investors' interest in Portfolio	$2,645,798,370
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,610,716,142
Net unrealized appreciation (computed on the basis of identified cost)	35,082,228
Total	$2,645,798,370

Statement of Operations

For the Year Ended
November 30, 2006

Investment Income
Interest	$204,096,418
Interest income allocated from affiliated investment	126,896
Expenses allocated from affiliated investment	(11,145)
Total investment income	$204,212,169
Expenses
Investment adviser fee	$13,019,584
Trustees' fees and expenses	30,607
Custodian fee	861,582
Legal and accounting services	689,615
Interest expense	185,522
Miscellaneous	138,824
Total expenses	$14,925,734
Deduct — Reduction of custodian fee	$73,293
Total expense reductions	$73,293
Net expenses	$14,852,441
Net investment income	$189,359,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,414,298
Swap contracts	323,348
Foreign currency and forward foreign currency exchange contract transactions	(19,015,173)
Net realized loss	$(12,277,527)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$15,491,405
Swap contracts	491,264
Foreign currency and forward foreign currency exchange contracts	(2,454,058)
Net change in unrealized appreciation (depreciation)	$13,528,611
Net realized and unrealized gain	$1,251,084
Net increase in net assets from operations	$190,610,812

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended November 30, 2006	Year Ended November 30, 2005
From operations — Net investment income	$189,359,728	$162,991,740
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(12,277,527)	1,600,761
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	13,528,611	211,340
Net increase in net assets from operations	$190,610,812	$164,803,841
Capital transactions — Contributions	$(794,697,437)	$409,703,712
Withdrawals	195,494,844	(860,269,748)
Net decrease in net assets from capital transactions	$(599,202,593)	$(450,566,036)
Net decrease in net assets	$(408,591,781)	$(285,762,195)
Net Assets
At beginning of year	$3,054,390,151	$3,340,152,346
At end of year	$2,645,798,370	$3,054,390,151

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended November 30,						Period Ended		Year Ended
	2006	2005		2004		2003	November 30, 2002(1)		December 31, 2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.51%	0.50%		0.51%		0.50%	0.47	%(2)	0.47%
Expenses after custodian fee reduction	0.51%	0.50%		0.51%		0.50%	0.47	%(2)	0.47%
Interest expense	0.01%	0.00	%(3)	0.00	%(3)	0.01%	0.01	%(2)	0.01%
Net investment income	6.57%	5.00%		3.82%		4.14%	4.77	%(2)	7.04%
Portfolio Turnover	51%	65%		87%		47%	42%		33%
Total Return	6.88%	5.27%		6.15%		8.19%	0.85%		3.35%
Net assets, end of period (000's omitted)	$2,645,798	$3,054,390		$3,340,152		$3,384,305	$4,084,930		$5,730,074

(1)  For the eleven-month period ended November 30, 2002.

(2)  Annualized.

(3)  Rounds to less than 0.01%.

See notes to financial statements

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 (the 1940 Act) as a closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At November 30, 2006, the Eaton Vance Prime Rate Reserves, Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund, Eaton Vance Medallion Senior Floating-Rate Fund, and Eaton Vance Institutional Senior Floating-Rate Fund (collectively, the Funds) held approximate 48.3%, 2.4%, 40.4%, 6.8% and 2.1% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser, Boston Management and Research (BMR), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets is likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Portfolio based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Senior Debt Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Senior Debt Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options thereon are valued at closing settlement prices. Over-the-counter options are valued at

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which reliable market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustments to the value of a foreign equity security.

The Cash Management Portfolio's valuation policy is as follows: The Portfolio values investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio's security at its cost and thereafter assuming a constant amortization to maturity of any discounts or premiums.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month London Interbank Offering Rate (LIBOR). In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

E  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is a buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Advisory Fee and Other Transactions with Affiliates

The investment advisory fee is paid to BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets. The Trustees of the Portfolio have accepted a contractual waiver of a portion of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year will not exceed, on an annual basis, 0.50% of average daily gross assets of the Portfolio up to and including $1 billion and at reduced rates as daily gross assets exceed that level. The advisory fee paid by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fees paid by Cash Management Portfolio (CMP), an affiliated investment company managed by BMR. For the year ended November 30, 2006, the Portfolio's allocated portion of the advisory fee paid by CMP totaled $11,100. The advisory fee paid directly by the Portfolio amounted to $13,019,584. For the year ended November 30, 2006, the effective annual rate of investment advisory fees paid on a direct and an indirect basis by the Portfolio, based on average daily gross assets, was 0.45%. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

Certain officers and Trustees of the Portfolio are officers of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2006, no significant amounts have been deferred.

3  Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

principal repayments and sales of Senior Loans for the year ended November 30, 2006 aggregated $1,485,809,416, $597,416,509 and $1,260,832,305, respectively.

4  Short-Term Debt and Credit Agreements

The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of $128,163 for the year ended November 30, 2006, which is computed at the annual rate of 0.08% of the credit agreement. The average daily loan balance for the year ended November 30, 2006, was $1,000,000 and the average interest rate was 5.74%.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency exchange contracts, interest rate swaps and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2006 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Depreciation
12/29/06	British Pound 30,105,699	United States Dollar 58,656,739	$(571,173)
12/29/06	Euro 160,710,346	United States Dollar 211,490,906	(1,795,307)
			$(2,366,480)

The Portfolio had the following swap agreements outstanding at November 30, 2006:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
2,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 3/2/2005 whereby the Portfolio will receive 1.85% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	$15,990
3,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 3/15/2005 whereby the Portfolio will receive 2.20% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	100,657
2,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 5/18/2005 whereby the Portfolio will receive 3.25% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Rural Cellular Corp.	123,692
3,000,000 USD	9/21/2009	Agreement with Lehman Brothers dated 7/8/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by CSG Systems, Inc.	49,401
4,000,000 USD	3/20/2012	Agreement with Lehman Brothers dated 2/8/2006 whereby the Portfolio will receive 2.40% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Avago Technologies, Inc.	174,662

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

At November 30, 2006 the Portfolio had sufficient cash and/or securities segregated to cover potential obligations arising from forward foreign currency exchange contracts and open swap contracts.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in the value of the investments owned at November 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,616,935,277
Gross unrealized appreciation	$50,078,123
Gross unrealized depreciation	(13,226,936)
Net unrealized appreciation	$36,851,187

The unrealized depreciation on foreign currency, swaps and forward contracts at November 30, 2006 on a federal income tax basis was $(1,778,004).

7  Restricted Securities

At November 30, 2006, the Portfolio owned the following securities (representing 0.2% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Common Stocks
Citation Corp.	5/24/05	31,622	$0	$0
Environmental Systems Products Holdings, Inc.	10/24/00	33,278	0	696,509
RoTech Medical Corp	6/12/02	12,592	332,429	31,732
Safelite Glass Corp.	9/29/00 - 11/10/00	297,015	0	3,974,061
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	0	320,167
			$332,429	$5,022,469

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Preferred Stocks
Citation Corp. (PIK)	5/24/05	2,496	$1,996,800	$0
Hayes Lemmerz International	6/04/03	445	22,250	4,518
Key Plastics, LLC, Series A	4/26/01	218	218,200	120,664
			$2,237,250	$125,182
Warrants
Gentek, Inc., Class B	11/11/03	1,930	$0	$84,920
Gentek, Inc., Class C	11/11/03	940	0	39,198
			$—	$124,118

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized

Senior Debt Portfolio as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Senior Debt Portfolio as of November 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the "Portfolio"), including the portfolio of investments as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from January 1, 2002 to November 30, 2002, and the year ended December 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans held as of November 30, 2006 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and its supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 16, 2007

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Senior Debt Portfolio (the "Portfolio"), the portfolio in which the EV Classic Senior Floating-Rate Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Portfolio, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on preserving capital. The Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

EV Classic Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of EV Classic Senior Floating-Rate Fund (the Fund) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Fund since 1993 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Fund and Portfolio since 1994 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 1994	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

EV Classic Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 11/30/59	President	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Vice President of the Fund since 1998 and of the Portfolio since 1996	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer	Since 2005	Vice President of EVM and BMR. Previously, Senor Manager of PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Page served as Vice President of the Fund since 1998 and of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Senior Debt Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of EV Classic Senior Floating-Rate Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

EV Classic Senior Floating-Rate Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

167-1/07  C-SFRSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.
Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Oeprating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2005 and November 30, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	11/30/05	11/30/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	0	0

Total	$17,620	$18,265

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended November 30, 2005 and November 30, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended November 30, 2005 and the fiscal year ended November 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/05	11/30/06

Registrant	$5,565	$5,775

Eaton Vance (1)	$184,983	$66,100

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments.  Messrs. Page and Swaffield are the portfolio managers responsible for the day-to-day management of the Fund’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,702.1	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,702.1	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1, 2005 to December 31, 2005	6,741,934	$9.36	6,741,934	0
January 1, 2006 to January 31, 2006	None
February 1, 2006 to February 29, 2006	None
March 1, 2006 to March 31, 2006	7,597,724	$9.42	7,597,724	0
April 1, 2006 to April 30, 2006	None
May 1, 2006 to May 31, 2006	None
June 1, 2006 to June 30, 2006	7,548,449	$9.38	7,548,449	0
July 1, 2006 to July 31, 2006	None
August 1, 2006 to August 31, 2006	None
September 1, 2006 to September 30, 2006	6,146,796	$9.36	6,146,796	0
October 1, 2006 to October 31, 2006	None
November 1, 2006 to November 30, 2006	None

1.                                       Pursuant to procedures (the “Procedures”) adopted by the registrant under Rule 23c-3 of the Investment Company Act of 1940, as amended, the registrant announced four repurchase offers on December 3, 2005, March 1, 2006, June 1, 2006 and September 1, 2006.

2.                                       The registrant’s Board of Trustees has authorized the repurchase of at least 5% and no more than 25% of the outstanding shares of the registrant through each repurchase of the registrant’s shares plus, if necessary, up to 2% of the net asset value of Senior Debt Portfolio, the investment company in which the Fund invests.

3.                                       The expiration date of the repurchase offers during the period were December 22, 2005, March 22, 2006, June 22, 2006 and September 22, 2006.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV Classic Senior Floating Rate Fund

By:	/s/Scott H. Page
Scott H. Page
President

Date:	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan A. Maalouly
Dan A. Maalouly
Treasurer

Date:	January 16, 2007

By:	/s/Scott H. Page
Scott H. Page
President

Date:	January 16, 2007